UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to § 240.14a-12.

Cliffwater Corporate Lending Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Cliffwater Corporate Lending Fund

March 24, 2021

Dear Shareholder,

Cliffwater Corporate Lending Fund (the “Fund”) will hold two Special Meetings of Shareholders on May 6, 2021 at the offices of its investment adviser, Cliffwater LLC, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292 (the “Special Meetings”). The first Special Meeting will be held at 10:00 a.m. (Pacific Time) and the second Special Meeting will be held at 10:30 a.m. (Pacific Time). Formal notices of each Special Meeting appear on the next pages and are followed by the Proxy Statement for both Special Meetings.

At the first Special Meeting, you are being asked to approve the election of four nominees to the Board of Trustees (the “Board”) of the Fund. The approval of the new trustees is based upon the recommendation of the Fund’s Nominating Committee.

At the second Special Meeting, you are being asked (i) to approve a new sub-advisory agreement between the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”) and Crescent Capital Group LP (“Crescent”), as a result of a change in control; (ii) to approve a new sub-advisory agreement between the Fund, Cliffwater and Barings, LLC (“Barings”); (iii) to approve a new sub-advisory agreement between the Fund, Cliffwater and HPS Investment Partners, LLC (“HPS”); (iv) to approve a new sub-advisory agreement between the Fund, Cliffwater and Crestline Management, L.P. (“Crestline”); and (v) to approve a new sub-advisory agreement between the Fund, Cliffwater and Commonwealth Credit Advisors, LLC (“Commonwealth”). Together, each new sub-advisory agreement encompasses the “New Sub-Advisory Agreements,” and together, Crescent, Barings, HPS, Crestline and Commonwealth encompass the “Sub-Advisers.” The approval of (i) the new Crescent sub-advisory agreement is being proposed because of a change in control of Crescent that automatically terminated Crescent’s sub-advisory agreement, and (ii) the Sub-Advisory Agreements for Barings, HPS, Crestline and Commonwealth are being proposed at the request of the Adviser to allow each to manage an allocated portion of the Fund, at the discretion of the Adviser.

The enclosed proxy statement explains the following proposals:

•	Approval of the election of four nominees to the Board.

•	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent, as a result of the change of control that automatically terminated the existing sub-advisory agreement.

•	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Barings.

•	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and HPS.

•	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Crestline.

•	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Commonwealth.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals above. Your vote is important.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Sub-Advisory Agreement with Crescent. Under the new Agreement, Crescent will continue to provide investment advisory services to the Funds under terms that are similar in all material respects to those of the prior investment sub-advisory agreement and for the same fees that are currently in effect. The investment advisory personnel who provided services to the Fund under the previous Agreement will continue to do so.

Additionally, the Board of Trustees has concluded that appointing Barings, HPS, Crestline and Commonwealth as the investment sub-advisers to lend their expertise in managing certain assets of the Fund would serve the best interests of the Fund and its shareholders. The Fund’s management structure will not change, as the Investment Manager will continue to be responsible for, among other things, managing a significant portion of the Fund assets, making allocation decisions and overseeing the sub-advisers. The Fund is growing and the ability to allocate Fund assets to the additional new sub-advisers, if New Sub-Advisory Agreements are approved by shareholders, is expected to further assist in the Fund’s deployment of capital consistent with its current investment strategy as it seeks to achieve its investment objective. The portfolio management fees paid to each of Barings, HPS, Crestline and Commonwealth will be paid out of the Fund’s assets and total management fees paid by the Fund are likely to increase as a result. It is estimated that the total management fees may increase by .05% if one New Sub-Advisory Agreement is approved. If all New Sub-Advisory Agreements are approved, it is estimated that the total management fees may increase by .20%. These estimates are based on the assumption that each Sub-Adviser is allocated 5% of the Fund’s assets to manage and are subject to change at the discretion of the Investment Manager. However, the total annual operating expenses of the Fund are not expected to increase. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the New Sub-Advisory Agreements are approved.

After reviewing the Trustee Nominees’ experience and qualifications, the Board concluded that the election of the four Trustee Nominees would be in the Fund’s and shareholders’ best interest.

Whether or not you expect to attend the Special Meetings, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, Okapi Partners LLC toll-free at (877) 259-6290.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meetings at different times, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at www.Okapivote.com/CliffwaterMeeting. We encourage you to check the website prior to the Special Meetings if you plan to attend the Special Meetings. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Cliffwater Corporate Lending Fund (the “Fund”):

(1) Approval of the four nominees to the Board of Trustees of the Fund.

Standing for election to the Board of Trustees (“Board”) are four nominees: Paul S. Atkins, Dominic Garcia, Paul J. Williams and Stephen L. Nesbitt. None of the nominees are currently members of the Board. Information about each of the nominees is set forth in the proxy statement. Current Trustees of the Fund are not standing for election and will cease to serve as Trustees effective when the new Trustees take office.

(2) Approval of a New Crescent Sub-Advisory Agreement between the Fund, Cliffwater LLC and Crescent Capital Group LP.

Cliffwater LLC (“Cliffwater” or the “Adviser”) retained Crescent Capital Group LP (“Crescent”) to serve as the Fund’s sub-adviser pursuant to a sub-advisory agreement between the Fund, Cliffwater and Crescent dated March 1, 2019. On January 5, 2021 (the “Effective Date), Sun Life Financial, Inc. (“Sun Life”) acquired a majority economic interest in Crescent resulting in a change of control of Crescent. In connection with that transaction, Crescent will continue to operate under its current leadership and will retain its individual brand, office locations and clients (the “Sub-Adviser Transaction”).

The Sub-Adviser Transaction constitutes an “assignment” of the sub-advisory agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the sub-advisory agreement, an assignment results in the automatic termination of such sub-advisory agreement. As a result, the sub-advisory agreement with Crescent automatically terminated on the Effective Date. Crescent continues to provide sub-advisory services to the Fund pursuant to an interim sub-advisory agreement that will expire on June 4, 2021. Therefore, to permit Crescent to continue serve as sub-adviser to the Fund after June 4, 2021, shareholders are being asked to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent (the “New Crescent Sub-Advisory Agreement”).

(3) Approval of a New Sub Advisory Agreement between the Fund, Cliffwater LLC and Barings, LLC.

The Adviser has recommended to the Board the engagement of Barings, LLC to manage a portion of the Fund’s assets, as allocated by the Adviser.

(4) Approval of a New Sub Advisory Agreement between the Fund, Cliffwater LLC and HPS Investment Partners, LLC.

The Adviser has recommended to the Board the engagement of HPS Investment Partners, LLC to manage a portion of the Fund’s assets, as allocated by the Adviser.

(5) Approval of a New Sub Advisory Agreement between the Fund, Cliffwater LLC and Crestline Management, L.P.

The Adviser has recommended to the Board the engagement of Crestline Management, L.P. to manage a portion of the Fund’s assets, as allocated by the Adviser.

(6) Approval of a New Sub Advisory Agreement between the Fund, Cliffwater LLC and Commonwealth Credit Advisors, LLC.

The Adviser has recommended to the Board the engagement of Commonwealth Credit Advisors, LLC to manage a portion of the Fund’s assets, as allocated by the Adviser.

If approved by shareholders at the second Special Meeting, each New Sub-Advisory Agreement with Barings, HPS, Crestline and Commonwealth may take effect, provided that Cliffwater may determine that a New Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by the applicable Sub-Adviser is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and the applicable Sub-Adviser.

Approval of Trustee Nominees

Q.	How many of the nominees will be Independent Trustees if elected?

A.	If elected by shareholders, three of the four nominees will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the 1940 Act. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Mr. Nesbitt would be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and is referred to as an “Interested Trustee.” Mr. Nesbitt would be an Interested Trustee of the Fund by virtue of his position as an officer of the Adviser.

Q.	How long will each Trustee serve?

A.	If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Q.	When will the new Trustees take office?

A.	If the trustee nominees are elected by shareholders at the first Special Meeting, the Board will work with Fund management on an orderly transition to the new Board. Current Trustees of the Fund are not standing for election and will cease to serve as Trustees effective when the new Trustees take office.

Approval of the New Crescent Sub-Advisory Agreement for the Fund

Q.	Who is Crescent Capital Group LP?

A.	Crescent is a registered investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. Crescent was founded in August 2010 and is a global alternative investment firm focused on below investment grade credit markets and providing investment advisory services based on a fundamental, bottom-up, stock specific research process, anchored by a proprietary ranking system and founded on pre-existing principles. Crescent’s investment strategies include investments in leveraged loans, high-yield bonds, mezzanine debt, special situations and distressed securities. As of the Effective Date, Crescent is controlled by Sun Life and Crescent founders Mark Attanasio and Jean-Marc Chapus.

Q.	How will this affect my account with the Fund?

A.	The Sub-Adviser Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Sub-Adviser Transaction. Furthermore, the Fund’s investment committee will continue to consist of Jason Breaux, John S. Bowman and Christopher G. Wright, who will remain responsible for the day-to-day management of its allocated portion of the Fund.

Q.	Will the investment sub-advisory fees be the same upon approval of the New Crescent Sub-Advisory Agreement?

A.	Yes, the investment sub-advisory fees payable by the Fund under the New Crescent Sub-Advisory Agreement will be identical to the current sub-advisory fees applicable to the Fund. The Fund will pay compensation to Crescent at an annual rate of one percent (1.00%) accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of Crescent’s allocated portion of the Fund’s average daily assets.

Q.	What will happen if shareholders of the Fund do not approve the new Crescent Sub-Advisory Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement, if the adviser agrees to provide such services on substantially the same terms as under the prior advisory agreement. An adviser may act on such an interim basis for a period of 150 days.

The sub-advisory agreement with Crescent automatically terminated on January 5, 2021 as a result of the Sub-Adviser Transaction. In anticipation of such termination and to provide the Fund and its shareholders with sub-advisory management continuity, the Board, at a meeting held on December 2-3, 2020, considered and approved an interim sub-advisory agreement between Cliffwater and Crescent, with respect to the Fund (the “Interim Agreement”). The Interim Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board or Cliffwater, or until the new Crescent Sub-Advisory Agreement is approved by shareholders.

However, if shareholders do not approve the New Crescent Sub-Advisory Agreement prior to the expiration of the Interim Agreement, Crescent will cease providing sub-advisory services to the Fund and the Adviser will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim Agreement, the sub-advisory fees earned by Crescent during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Crescent if shareholders approve the new Crescent Sub-Advisory Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Crescent Sub-Advisory Agreement within 150 days of the Effective Date, Crescent will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

Approval of New Sub Advisory Agreements between (i) the Fund, Cliffwater and Barings, LLC, (ii) the Fund, Cliffwater and HPS Investment Partners, LLC; (iii) the Fund, Cliffwater and Crestline Management, L.P. and (iv) the Fund, Cliffwater and Commonwealth Credit Advisors, LLC.

Q.	Who is Barings, LLC?

A.	Barings is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Barings is a global investment management organization that provides a broad range of investment advisory and management services to sophisticated investors including, among others, pension plans, endowments, foundations, government entities and agencies, insurance companies, banks, private investment funds such as hedge funds, private equity funds and structured funds, regulated investment companies, large family offices and other capital markets participants. Barings also provides investment advisory and management services to its ultimate parent company, MassMutual, and certain of MassMutual’s subsidiaries and affiliates.

Q.	Who is HPS Investment Partners, LLC?

A.	HPS is a leading global investment firm that seeks to provide creative capital solutions and generate attractive risk-adjusted returns for its clients. HPS manages various strategies across the capital structure that include syndicated leverage loans and high yield bonds to privately negotiated senior secured debt and mezzanine investments, asset-based leasing and private equity.

Q.	Who is Crestline Management, L.P.?

A.	Crestline Management, L.P. is an SEC-registered investment adviser and serves as the investment manager to all Crestline managed investment entities.

Crestline Investors, Inc., a Delaware corporation, serves as the general partner of Crestline Management, L.P. and Crestline Associates Holdings, L.P., both Delaware limited partnerships. Crestline Management, L.P. is also associated with Crestline Europe, LLP. All of the foregoing entities are collectively referred to herein as Crestline, or the Firm.

Crestline, founded in 1997 and based in Fort Worth, Texas, sponsors and provides investment management services on a discretionary basis to private pooled investment funds and private managed accounts (single investor funds or entities) that employ a variety of investment strategies including credit and opportunistic investments, and financing and restructuring solutions for mature private equity funds. Crestline also manages a multi-PM equity market-neutral hedge fund and provides beta solution services to certain fund clients and investors.

Q.	Who is Commonwealth Credit Advisors, LLC?

A.	Commonwealth Credit Advisors, LLC (“Commonwealth”) is a newly registered investment adviser, affiliated with Comvest Partners, a middle market private equity and credit investment firm with approximately $4.7 billion in assets under management as of December 31, 2020. Commonwealth and its affiliates provide investment management services on a discretionary basis to private pooled investment funds and separately managed accounts. Commonwealth seeks to originate, underwrite and invest in predominantly senior secured loans to middle market companies in the United States and Canada that exhibit strong underwritten cash flow characteristics, sustainable enterprise values and/or substantial tangible assets relative to the investment amount.

Q.	When will the New Sub-Advisory Agreements take effect?

A.	If approved by shareholders at the second Special Meeting, each New Sub-Advisory Agreement with Barings, HPS, Crestline and Commonwealth may take effect, provided that Cliffwater may determine that a New Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by the applicable Sub-Adviser is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and the applicable Sub-Adviser.

General

Q.	Will the management fees paid by the Fund increase if the New Sub-Advisory Agreements are approved?

A.	The advisory fee rate paid to Cliffwater will remain identical. However, the addition of Barings, HPS, Crestline and Commonwealth is likely to result in an increase in the total management fees paid by the Fund. It is estimated that the total management fees may increase by .05% if one New Sub-Advisory Agreement is approved. If all of the New Sub-Advisory Agreements are approved, it is estimated that the total management fees may increase by .20%. These estimates are based on the assumption that each sub-adviser is allocated 5% of the Fund’s assets to manage and are subject to change at the discretion of the Investment Manager. However, the total annual operating expenses of the Fund are not expected to increase. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the New Sub-Advisory Agreements are approved.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	Yes. These costs will be borne equally by the Fund, Cliffwater, and Crescent.

Q.	What will happen if shareholders of the Fund do not approve the new trustees at the first Special Meeting?

A.	If the new trustees are not approved at the first Special Meeting, the current trustees will continue to serve as the Fund’s trustees and may consider additional candidates to nominate for a future shareholders’ meeting.

Q.	What will happen if shareholders of the Fund do not approve the new sub-advisory agreements at the second special meeting?

A.	If the shareholders do not approve one or more of the new sub-advisory agreements at the second Special Meeting, then that sub-adviser will not serve as a sub-adviser to the Fund and the Adviser will consider whether to manage the assets that would have been allocated to that sub-adviser or allocate those assets among the remaining sub-advisers, which may affect the ability of the Fund to meet its investment objective.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposals.

Q.	What shareholder vote is required for a nominee to the Board to be approved?

A.	A nominee to the Board will be approved if the nominee receives a plurality of the votes cast by shareholders at the first Special Meeting.

Q.	What shareholder vote is required for a sub-advisory agreement to be approved?

A.	A sub-advisory agreement is approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meetings. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meetings to vote in person, your vote (cast by Internet, telephone or paper proxy cards as described below) must be received by the Fund for the first Special Meeting by 10:00 a.m. Pacific Time and for the second Special Meeting by 10:30 a.m. Pacific Time on May 6, 2021.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was February 24, 2021 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. Please follow the instructions on your proxy cards.
o	By telephone, with a toll-free call to the phone number indicated on the proxy cards.
o	By mailing in your proxy cards.
o	In person at the Special Meetings at the offices of the Adviser on May 6, 2021.

We encourage you to vote via the Internet or telephone using the control number on your proxy cards and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, Okapi Partners LLC toll-free at (877) 259-6290. Representatives are available to take your call Monday-Friday, 9 a.m. to 9 p.m.

Q.	How should I sign the proxy cards?

A.	You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held May 6, 2021

Cliffwater Corporate Lending Fund (the “Fund”) will host the first Special Meeting of Shareholders on May 6, 2021 at the offices of the Adviser, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292, at 10:00 a.m. Pacific Time (the “Special Meeting”). This first Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve the election of four nominees to the Board of Trustees of the Fund.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE the election of four new Trustees of the Fund.

Shareholders of record of the Fund at the close of business on February 24, 2021 are entitled to notice of and to vote at the first Special Meeting and any adjournment(s) thereof. The Notice of the first Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about March 24, 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer

Ann Maurer

Secretary

March 24, 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held May 6, 2021

Cliffwater Corporate Lending Fund (the “Fund”) will host the second Special Meeting of Shareholders on May 6, 2021 at the offices of the Adviser, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292, at 10:30 a.m. Pacific Time (the “Special Meeting”). This second Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent Capital Group LP (“Crescent”), as a result of a change in control that automatically terminated the existing sub-advisory agreement.

2.	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Barings, LLC (“Barings”).

3.	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and HPS Investment Partners, LLC (“HPS”).

4.	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Crestline Management, L.P. (“Crestline”).

5.	A proposal to approve a new sub-advisory agreement between the Fund, Cliffwater and Commonwealth Credit Advisors, LLC (“Commonwealth”).

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE (i) THE NEW SUB-ADVISORY AGREEMENT WITH CRESCENT; (ii) THE NEW SUB-ADVISORY AGREEMENT WITH BARINGS; (iii) THE NEW SUB-ADVISORY AGREEMENT WITH HPS; (iv) THE NEW SUB-ADVISORY AGREEMENT WITH CRESTLINE; AND (v) THE NEW SUB-ADVISORY AGREEMENT WITH COMMONWEALTH.

THE addition of Barings, HPS, Crestline and Commonwealth is likely to result in an increase in the TOTAL management fees paid by the Fund.

Shareholders of record of the Fund at the close of business on February 24, 2021 are entitled to notice of and to vote at the second Special Meeting and any adjournment(s) thereof. The Notice of the second Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about March 24, 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer

Ann Maurer

Secretary

March 24, 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETINGs OF SHAREHOLDERS

May 6, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Cliffwater Corporate Lending Fund (the “Fund”) in connection with the solicitation of proxies to be used at two Special Meetings of Shareholders (the “Special Meetings”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

First Special Meeting:

Proposal Number	Proposal Description
1	Approval of the election of four trustee nominees.

Second Special Meeting:

Proposal Number	Proposal Description
1	Approval of new sub-advisory agreement with Crescent Capital Group LP (“Crescent”)
2	Approval of new sub-advisory agreement with Barings, LLC (“Barings”).
3	Approval of new sub-advisory agreement with HPS Investment Partners, LLC (“HPS”).
4	Approval of new sub-advisory agreement with Crestline Management, L.P. (“Crestline”)
5	Approval of new sub-advisory agreement with Commonwealth Credit Advisors, LLC (“Commonwealth”)

You will find this proxy statement divided into nine parts:

Part 1 Provides details on the proposal to approve the election of four Trustee nominees (see page 5).

Part 2 Provides details on the proposal to approve the new sub-advisory agreement with Crescent (see page 14).

Part 3 Provides details on the proposal to approve the new sub-advisory agreement with Barings (see page 21).

Part 4 Provides details on the proposal to approve the new sub-advisory agreement with HPS (see page 27).

Part 5 Provides details on the proposal to approve the new sub-advisory agreement with Crestline (see page 32).

Part 6 Provides details on the proposal to approve the new sub-advisory agreement with Commonwealth (see page 37).

Part 7 Provides information about ownership of shares of the Fund (see page 43).

Part 8 Provides information on proxy voting and the operation of the Special Meetings (see page 44).

Part 9 Provides information on other matters (see page 47).

The first Special Meeting will be held to consider and vote upon the approval of Part 1 of the proxy statement. The second Special Meeting will be held to consider and vote upon the approval of Parts 2 through 6 of the proxy statement.

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, Okapi Partners LLC toll-free at (877) 259-6290.

We anticipate that the Notices of the two Special Meetings of Shareholders, this proxy statement and the proxy cards (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about March 24, 2021.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at Cliffwaterfunds.com. You may also request a report by calling toll-free at 1-(888) 442-4420.

Important Notice Regarding the Availability of Materials

for the Shareholder Meetings to be Held on May 6, 2021

The proxy statement for the Special Meetings is available at www.OkapiVote.com/Cliffwater

PART 1

First Meeting

DESCRIPTION OF PROPOSAL 1

APPROVAL OF FOUR TRUSTEE NOMINEES

The Nominating Committee of the Board of Trustees of Cliffwater Corporate Lending Fund (the “Fund”), has recommended to the Board of Trustees (the “Board” or “Trustees”) the nomination of four new trustees (“Trustee Nominees”) to serve as Trustees of the Fund. After reviewing the Trustee Nominees’ experience and qualifications, the Board concluded that the election of the four Trustee Nominees would be in the Fund’s and shareholders’ best interest. At a special meeting held on January 12, 2021, the Board considered and approved the election of each Trustee Nominee to the Fund, subject to the approval of shareholders.

Shareholders will be asked to vote on a proposal to elect the following Trustee Nominees to serve as Trustees to the Fund: Paul S. Atkins, Dominic Garcia, Paul J. Williams and Stephen L. Nesbitt. If elected, each of Paul S. Atkins, Dominic Garcia, and Paul J. Williams will not be “interested persons” of the Fund (“Independent Trustees”) as defined in the Investment Company Act of 1940 (the “1940 Act”). Current Trustees of the Fund, Messrs. Terrance Gallagher, Gary Shugrue, David Lee and Robert Seyferth, are not standing for election and will cease to serve as Trustees effective when the new Trustees take office, which is not expected to occur immediately after the Special Meetings to allow for an orderly transition to the new Board.

Shareholders are being asked to approve the Trustee Nominees because, after considering the Fund’s rapid growth and the increased number of sub-advisers, each of which are seeking exemptive relief to permit it to participate in co-investment activity, the Current Trustees, who oversee a number of other closed-end funds, determined that it was more appropriate for the Fund to be governed by a dedicated board of trustees. Subsequent to this determination, the Current Trustees considered and approved the Trustee Nominees, each of whom are individually accomplished and well-qualified to serve and collectively, are diverse across experience and background.

The Trustee Nominees each have consented to stand for election and to serve if elected. If elected, a Trustee Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Information regarding the Trustee Nominees, including brief biographical information, is set forth below as of December 31, 2020.

Trustee Nominees

Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held Past 5 Years	Number of Portfolios in Fund Complex Overseen
Independent Trustee Nominees
Paul S. Atkins Year of Birth: 1958	Trustee Nominee	N/A	Chief Executive Officer and Founder, Patomak Global Partners, LLC (financial services consulting firm) (2009 – Present); Commissioner, U.S. Securities and Exchange Commission (2002-2008); Principal, PricewaterhouseCoopers LLP (1994-2002); Independent Chairman of the Board and Director, BATS Global Markets, Inc. (2012-2015); Member, Congressional Oversight Panel for TARP (2009-2010).	1

Dominic Garcia Year of Birth: 1978	Trustee Nominee	N/A	Advisory Board of Milken Institute for Public Finance (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-Present); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee.	1
Paul J. Williams Year of Birth: 1956	Trustee Nominee	N/A	Chief Investment Officer, Texas County & District Retirement System (1999 – 2018); Investment Consultant, Texas Association of Counties (1995-2020).	1
Interested Trustee Nominee
Stephen L. Nesbitt** Year of Birth: 1953	Trustee Nominee	N/A	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).	1

*	The address of each Trustee Nominee, if elected, will be 235 W. Galena Street, Milwaukee, WI 53212.
**	If elected, Mr. Nesbitt would be deemed to be an interested person of the Fund because he is an officer of the Fund and is affiliated with Cliffwater LLC (“Cliffwater” or the “Adviser”), the Fund’s investment adviser.

The Board believes that each of the Trustee Nominee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to his service as a Trustee of the Fund in view of the Fund’s business and structure. Each Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each Trustee Nominee and certain of his Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Paul S. Atkins. Mr. Atkins has more than 35 years of experience in the financial services industry, including as a Commissioner of the Securities and Exchange Commission (“SEC”), former principal of PricewaterhouseCoopers LLP and securities lawyer.

Dominic Garcia. Mr. Garcia has more than 16 years of experience in the financial services industry.

Paul J. Williams. Mr. Williams has more than 40 years of experience in the financial services industry.

Stephen L. Nesbitt. Mr. Nesbitt has more than 40 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s officers, as reported by them to the Fund.

Officers of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Stephen L. Nesbitt Year of Birth: 1953	President	Since 2018	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).
Lance J. Johnson Year of Birth: 1967	Treasurer	Since 2018	Chief Operations Officer, Cliffwater LLC (2014 – Present); Senior Vice President, Brown Brothers Harriman & Co. (financial services firm) (2013 – 2014).
Ann Maurer Year of Birth: 1972	Secretary	Since 2018	Senior Vice President, Client Services, Inc. (financial services firm) (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017), Assistant Vice President, Client Relations Manager (2002 – January 2013).
Perpetua Seidenberg Year of Birth: 1990	Chief Compliance Officer	Since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – Present; Auditor, PricewaterhouseCoopers (professional services firm) (September 2012 – March 2014).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

*	The address of each officer is 235 W. Galena Street, Milwaukee, WI 53212.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. All of the Fund’s current Trustees, with the exception of Terrance P. Gallagher, are Independent Trustees and if elected, Paul S. Atkins, Dominic Garcia, and Paul J. Williams would each be an Independent Trustee of the Fund.

Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Trustees except Mr. Gallagher are Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Advisers and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s independent registered public accounting firm and the Board. Currently, the members of the Audit Committee are each of the Independent Trustees: Gary Shugrue, David Lee and Robert Seyferth. Mr. Seyferth serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, each of the Independent Trustee Nominees, Messrs. Paul S. Atkins, Dominic Garcia, and Paul J. Williams, is expected to serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit A.

The Board has formed a Nominating Committee currently composed of each of the Independent Trustees: Gary Shugrue, David Lee and Robert Seyferth. If elected, each of the Independent Trustee Nominees, Messrs. Paul S. Atkins, Dominic Garcia, and Paul J. Williams is expected to serve as a member of the Nominating Committee. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. The Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit B.

The Board has formed a Valuation Committee currently composed of each of the Trustees. If elected, each independent Trustee Nominee is expected to serve as a member of the Valuation Committee. The Valuation Committee is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board.

During the most recent fiscal year of the Fund, which ended on December 31, 2020, the Board held four regular meetings and three special meetings, the Audit Committee held two meetings, and the Nominating Committee and Valuation Committee did not hold any meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended December 31, 2020.

Report of the Audit Committee

In discharging its duties, during the 2020 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen”). Management is responsible for the Fund's internal controls over financial reporting, the financial reporting process and preparation of the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Cohen is responsible for performing an independent audit of the Fund's financial statements in accordance with standards of the Public Company Accounting Oversight Board ("PCAOB") and expressing an opinion on the conformity of the Fund's financial statements with U.S. GAAP. The Audit Committee also discussed with Cohen the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Cohen provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Cohen their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Cohen. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended December 31, 2020 with Fund management and Cohen are set to occur prior to the issuance of Cohen’s opinion on the financial statements and also at the Fund’s next Audit Committee meeting on March 3-4, 2021. At this meeting, the Audit Committee will be asked to ratify its recommendation to the Board with regards to the inclusion of the audited financial statements of the Fund for the fiscal year ended December 31, 2020 in the Annual Report of the Fund. During the fiscal year ended December 31, 2020, the Audit Committee discussed with Cohen the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $14,000 per fiscal year. Trustees that are interested persons are not separately compensated by the Fund.

Trustees and Trustee Nominees Equity Ownership

As of December 31, 2020, none of the Trustees owned shares of the Fund. As of December 31, 2020, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.

The following table sets forth, as of December 31, 2020, with respect to each Trustee Nominee, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominee, if elected, within the same family of investment companies as the Fund.

Name of Trustee Nominee	Dollar Range of Shares of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Trustee Nominee In Family of Investment Companies
Independent Trustee Nominees
Paul S. Atkins	None	None
Dominic Garcia	None	None
Paul J. Williams	None	None
Interested Trustee Nominee
Stephen L. Nesbitt	Over $100,000	Over $100,000

As of December 31, 2020, none of the Independent Trustees or Independent Trustee Nominees, nor the immediate family members of the Independent Trustees or Independent Trustee Nominees, beneficially owned or owned of record securities of the Fund’s investment adviser, sub-advisers, principal underwriter, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, sub-advisers or principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of a Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2020 has complied with applicable filing requirements.

General Information

Investment Adviser

Cliffwater LLC serves as the investment adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including selecting sub-advisers and determining the amount of the Fund’s assets to allocate to each sub-adviser. Cliffwater is located at 4640 Admiralty Way, 11th Floor, Marina del Rey, California and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As of September 30, 2020, it had approximately $77.3 billion in assets under advisement (including discretionary and non-discretionary accounts).

Audax Management Company (NY), LLC (“Audax”) currently serves as a sub-adviser to the Fund. Audax is located at 320 Park Avenue, 19th Floor, New York, New York. Audax is registered with the SEC as an investment adviser and manages approximately $10.5 billion in assets as of September 30, 2020, which represents regulatory assets under management calculated as total gross assets plus undrawn equity commitments (less any amounts outstanding on a line of credit which are expected to be paid down using undrawn equity).

BlackRock Capital Investment Advisors, LLC (“BlackRock”) currently serves as a sub-adviser to the Fund. BlackRock is located at 2951 28th Street, Santa Monica, California and is a wholly owned indirect subsidiary of BlackRock, Inc., which is registered with the SEC as an investment adviser. BlackRock is a leading publicly- traded investment management firm (NYSE:BLK) and as of December 31, 2020, BlackRock, together with its affiliated investment advisers, had approximately $8.6 trillion in assets under management.

Crescent Capital Group LP (“Crescent”) currently serves as a sub-adviser to the Fund. Crescent is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. Crescent is registered with the SEC as an investment adviser with approximately $29 billion of assets under management as of September 30, 2020.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1 (888) 442-4420 or by visiting the Fund’s website at Cliffwaterfunds.com. You may also view or obtain these documents on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830 Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm of the Fund. Representatives of Cohen are not expected to be present at the first Special Meeting of Shareholders.

Audit Fees

The aggregate fees billed by Cohen for professional services rendered for the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2020 and fiscal period ended December 31, 2019 are disclosed below.

2020	2019
$102,500	$73,129.41*

*	Information related to the fees for the 2019 fiscal year also includes fees billed for services rendered for the Fund’s initial seed audit.

Audit-Related Fees

The aggregate fees billed by Cohen for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal year ended December 31, 2020 and fiscal period ended December 31, 2019 are disclosed below.

2020	2019
$0	$0

Tax Fees

For the fiscal year ended December 31, 2020 and fiscal period ended December 31, 2019, the aggregate fees billed by Cohen for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

2020	2019
$6,000	$6,000

All Other Fees

For the fiscal year ended December 31, 2020 and fiscal period ended December 31, 2019, the following fees were billed by Cohen’s for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing.

2020	2019
$4,098	$0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by Cohen to the Fund. All “tax fees” and “other fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees.”

All of the hours expended on Cohen’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by Cohen’s full-time, permanent employees.

Aggregate Non-Audit Fees

For the fiscal year ended December 31, 2020 and fiscal period ended December 31, 2019, the aggregate non-audit fees billed by Cohen for services rendered to the Fund, Cliffwater, and any entity controlling, controlled by or under common control with Cliffwater that provides ongoing services to the Fund was $10,098 and $6,000, respectively.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The provisions of the 1940 Act require that a majority of the Trustees be elected by shareholders and allow the appointment of a new Trustee by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Therefore, in order for Paul S. Atkins, Dominic Garcia, Paul Williams and Stephen L. Nesbitt to serve as Trustees, they are required to be elected by shareholders.

The election of each nominee will require that the candidate receive a plurality of the votes cast at the first Special Meeting in person or by proxy.

the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the four trustee nominees.

PART 2

Second Meeting

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH Crescent Capital Group LP

Introduction

Cliffwater retained Crescent Capital Group LP (“Crescent” or the “Sub-Adviser”) to serve as the Fund’s sub-adviser pursuant to a sub-advisory agreement between the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”) and Crescent dated March 1, 2019 (the “Original Crescent Sub-Advisory Agreement”). On January 5, 2021 (the “Effective Date”), Sun Life Financial, Inc. (“Sun Life”) acquired a majority economic interest in Crescent resulting in a change of control of Crescent (the “Sub-Adviser Transaction”). Crescent has informed the Board of Trustees of the Fund (the “Trustees” or the “Board”) that Sun Life is a leading international financial services organization providing insurance, wealth and asset management solutions to individual and corporate clients. Sun Life has operations in a number of markets worldwide, including Canada, the United States, the United Kingdom, Ireland, Hong Kong, the Philippines, Japan, Indonesia, India, China, Australia, Singapore, Vietnam, Malaysia and Bermuda.

As of September 30, 2020, Sun Life had total assets under management of $891 billion.

As a result of the Sub-Adviser Transaction, Crescent will become an affiliate manager within SLC Management, one of two pillars of Sun Life’s asset management business. The Board has been informed that the Sub-Adviser Transaction offers SLC Management the benefit of broadening its investment solutions for institutional clients to include private credit investment options, while Sun Life’s ownership of Crescent will provide Crescent with the following benefits:

•	Independence – continued day-to-day operating autonomy
•	Expansion – enhanced ability to attract and retain talent, secure new resources as the firm grows and augment origination reach
•	Stability – ownership by a well-capitalized, highly-rated global financial institution
•	Seed Capital - $750 million to fund new and existing strategies across the Crescent platform

The Sub-Adviser Transaction constitutes an “assignment” of the Original Crescent Sub-Advisory Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the Original Crescent Sub-Advisory Agreement, an assignment results in such agreement’s termination. As a result, the Original Crescent Sub-Advisory Agreement automatically terminated on the Effective Date. Therefore, to permit Crescent to continue serve as a sub-adviser to the Fund, shareholders are being asked to approve a new sub-advisory agreement between the Fund, Cliffwater and Crescent (the “New Crescent Sub-Advisory Agreement”).

Crescent has informed the Board that it expects that the same individuals and personnel responsible for managing the Fund at Crescent to continue to be responsible for the day-to-day management of the Fund. As such, the Board determined that retaining the sub-advisory services of Crescent was in the best interests of the Fund and its shareholders and at a meeting held on December 2-3, 2020, approved the New Crescent Sub-Advisory Agreement. The terms of the New Crescent Sub-Advisory Agreement are the same as the terms of the Original Crescent Sub-Advisory Agreement with respect to services to be provided by Crescent. In addition, the sub-advisory fee rate payable to Crescent by the Fund under the New Crescent Sub-Advisory Agreement is identical to the sub-advisory fee rate payable under the Original Crescent Sub-Advisory Agreement. The material terms of the New Crescent Sub-Advisory Agreement and Original Crescent Sub-Advisory Agreement are compared below in “Terms of the Original Crescent and New Crescent Sub-Advisory Agreements.” If approved by shareholders, the New Crescent Sub-Advisory Agreement would become effective prior to the expiration of the Interim Agreement, referred to below, and will remain in effect for an initial term of two years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board. The form of the New Crescent Sub-Advisory Agreement is attached hereto as Exhibit C.

Furthermore, in anticipation of such termination and to protect the Fund against disruption of investment services while shareholders consider the approval of the New Crescent Sub-Advisory Agreement, the Board also considered and approved an interim sub-advisory agreement between Cliffwater and Crescent, with respect to the Fund (the “Interim Agreement” and, together with the New Crescent Sub-Advisory Agreement, the “Sub-Advisory Agreements”) at its December 2-3, 2020 meeting. The Interim Agreement will allow Crescent to advise the Fund for up to 150 days after the Effective Date or until the New Crescent Sub-Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement took effect on the Effective Date and the New Crescent Sub-Advisory Agreement will take effect if approved by Shareholders prior to the expiration of the Interim Agreement.

Your approval of the New Crescent Sub-Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Crescent

Crescent is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. Crescent was founded in August 2010 and is a global alternative investment firm focused on below investment grade credit markets and providing investment advisory services based on a fundamental, bottom-up, stock-specific research process, anchored by a proprietary ranking system and founded on pre-existing principles. Crescent’s investment strategies include investments in leveraged loans, high-yield bonds, mezzanine debt, special situations and distressed securities. As of the Effective Date, Crescent is controlled by Sun Life and Crescent founders Mark Attanasio and Jean-Mark Chapus.

Crescent is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. As of September 30, 2020, Crescent had approximately $29 billion in assets under management.

Crescent will continue to implement the investment process created through the investment committee, which serves to provide investment consistency and adherence to Crescent’s core investment philosophy and policies. Crescent’s investment committee will continue to consist of Jason Breaux, John S. Bowman and Christopher G. Wright. In summary, the investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of investments and portfolio construction.

Crescent does not currently manage any other registered funds with similar investment strategies and objectives to the Fund’s.

Transaction Not Expected to Adversely Affect the Fund

Crescent anticipates that the Sub-Adviser Transaction will not result in any change in the sub-advisory services provided to the Fund. Jason Breaux, John S. Bowman and Christopher G. Wright, the investment committee members, remain responsible for the day-to-day management of Crescent’s allocated portion of the Fund. It is further anticipated that the Sub-Adviser Transaction and New Crescent Sub-Advisory Agreement will not diminish in any way the high level of investment sub-advisory service provided to Shareholders of the Fund. Further, the research efforts of Crescent and SLC Management will be combined going forward and may result in additional investment opportunities for the Fund as it relates to potential holdings and investment strategies.

Impact of the Sub-Adviser Transaction on the Fund’s Sub-Advisory Agreement

The Sub-Adviser Transaction constitutes an “assignment” of the Original Crescent Sub-Advisory Agreement under the 1940 Act and as a result, the Original Crescent Sub-Advisory Agreement automatically terminated on the Effective Date.

To permit Crescent to continue serve to as sub-adviser to the Fund after the expiration of the Interim Agreement, shareholders are being asked to approve the New Crescent Sub-Advisory Agreement, which is materially the same to the Original Crescent Sub-Advisory Agreement. See “Terms of the Original Crescent and New Crescent Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees (the “Trustees” or the “Board”) is recommending that shareholders vote to approve the New Crescent Sub-Advisory Agreement.

At a meeting held on December 2-3, 2020, the Board, including the Independent Trustees, unanimously approved the New Crescent Sub-Advisory Agreement. The New Crescent Sub-Advisory Agreement shall become effective upon the approval by Fund shareholders of the New Crescent Sub-Advisory Agreement prior to the expiration of the Interim Agreement.

Also at the meeting held on December 2-3, 2020, the Board, including the Independent Trustees, unanimously approved an interim sub-advisory agreement between Cliffwater, Crescent and the Fund with respect to management of the Fund (the “Interim Sub-Advisory Agreement”). The Interim Sub-Advisory Agreement is to remain in effect until the earlier of the date on which the New Crescent Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the Effective Date.

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the December 2-3 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the December 2-3, 2020 meeting, the Board requested and received materials from Crescent to assist them in considering the approval of the Sub-Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Sub-Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of Crescent. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Sub-Advisory Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered that the nature and extent of the investment advisory services to be provided by Crescent to the Fund under the Sub-Advisory Agreements, including the selection of Fund investments, and noted that the services would be the same as the services provided under the Original Crescent Sub-Advisory Agreement. The Board also considered that the Sub-Adviser Transaction was not expected to affect the nature, extent and quality of the services to be provided by Crescent under the terms of the Sub-Advisory Agreements. The Board reviewed and considered the qualifications of the investment committee members and other key personnel of Crescent who provide the investment advisory and administrative services to the Fund and will continue to provide such services under the Sub-Advisory Agreements. The Board determined that Crescent’s investment committee members and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account Crescent’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Performance

The Board considered the investment performance of Crescent with respect to its allocated portion of the Fund’s assets. The Board considered the performance of each loan investment originated and managed by Crescent for the Fund and noted that Crescent did not currently manage any other funds that are comparable to the Fund. The Board concluded that the performance of the Fund was satisfactory. The Board agreed that the Sub-Adviser Transaction was not expected to cause any changes that were or could be expected to materially affect the performance of Crescent’s allocated portion of the Fund’s assets.

Fees and Expenses

The Board considered the sub-advisory fees and total expenses of the Fund under the Original Crescent Sub-Advisory Agreement as compared to the sub-advisory fees and total expenses assuming the approval of the Sub-Advisory Agreements. The Board considered that the fee rate that the Fund pays Crescent would not change under the Sub-Advisory Agreements. The Board determined that the fee paid to Crescent was reasonable.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Sub-Advisory Agreements. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

As to the estimated cost of the services to be provided and the profits to be realized by Crescent, the Board noted that Crescent did not expect any change to its financial condition that was previously reported to the Board that would impair its ability to perform its ongoing responsibilities. The Board acknowledged that Crescent was not expected to receive any ancillary benefits other than the reputational and relationship benefits from its work with the Fund. Accordingly, the Board agreed that Crescent’s compensation was reasonable and its financial condition continued to be stable.

After receiving adequate information, the Board was satisfied that the Sub-Adviser Transaction would not result in any adverse consequences for the Fund. The Board noted representations from Crescent that the Sub-Adviser Transaction was not expected to result in any changes to the services it provides to the Fund, or the personnel providing those services.

Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Sub-Advisory Agreements.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Crescent Sub-Advisory Agreement.

Terms of the Original Crescent and New Crescent Sub-Advisory Agreements

A copy of the New Crescent Sub-Advisory Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Crescent Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit C for the New Crescent Sub-Advisory Agreement, and the description set forth in this proxy statement of the New Crescent Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit C. The investment sub-advisory services to be provided by Crescent to the Fund under the New Crescent Sub-Advisory Agreement are identical to the services provided under the Original Crescent Sub-Advisory Agreement. Furthermore, the fee rate with respect to the fees payable to Crescent by the Fund under the New Crescent Sub-Advisory Agreement and the fee rate with respect to the fees payable to Crescent under the Original Crescent Sub-Advisory Agreement, are also identical.

The contractual rates of the sub-advisory fee payable to Crescent, and the actual sub-advisory fees paid to Crescent by the Fund for the fiscal year ended December 31, 2020, is set forth in Exhibit D. The date on which the Original Crescent Sub-Advisory Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Sub-Advisory Services. The sub-advisory services to be provided by Crescent under the New Crescent Sub-Advisory Agreement are identical to those sub-advisory services provided by Crescent to the Fund under the Original Crescent Sub-Advisory Agreement. Under both the Original Crescent Sub-Advisory Agreement and the New Crescent Sub-Advisory Agreement, the sub-adviser manages the investment and reinvestment of such portion of the Fund’s assets as Cliffwater allocates to such sub-adviser for management (the “Allocated Portion”). In furnishing its services under the New Crescent Sub-Advisory Agreement, Crescent will furnish its services subject to the same parameters as was required under the Original Crescent Sub-Advisory Agreement. Accordingly, Crescent is responsible for the investment management of the Allocated Portion, including (i) to advise Cliffwater and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish Cliffwater and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies; (ii) to formulate and implement a continuous investment program for the Allocated Portion; and (iii) to take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion. The Sub-Adviser is prohibited from consulting with any other sub-adviser to the Fund concerning transactions for the Fund in securities or other assets, except as permitted by certain Fund procedures. The Sub-Adviser is also not permitted to provide investment advice to any assets of the Fund other than the Allocated Portion.

Compensation of Sub-Adviser. Both the New Crescent Sub-Advisory Agreement and the Original Crescent Sub-Advisory Agreement contain identical fee rates, pursuant to which the Fund pays compensation to Crescent at an annual rate of one percent (1.00%) accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion’s average daily assets.

Duration and Termination. Both the Original Crescent Sub-Advisory Agreement and the New Crescent Sub-Advisory Agreement provide that the respective agreement will continue in effect for an initial term of two years, provided that the agreement may continue in effect for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board provided that in such an event such continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the New Crescent Sub-Advisory Agreement and the Original Crescent Sub-Advisory Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Cliffwater and the sub-adviser, or by the sub-adviser or Cliffwater on sixty (60) days’ written notice to the Fund and the other party. Both agreements automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Cliffwater and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both agreements also terminate upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. Both the Original Crescent Sub-Advisory Agreement and the New Crescent Sub-Advisory Agreement provide that the Sub-Adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the efficient conduct of the sub-adviser’s duties. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to the indemnification provision summarized below, reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Limitation of Liability. Both the New Crescent Sub-Advisory Agreement and the Original Crescent Sub-Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Crescent Sub-Advisory Agreement and the Original Crescent Sub-Advisory Agreement both state that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, Cliffwater or otherwise for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by Cliffwater or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

Both agreements also provide that Cliffwater shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from the agreement or the performance of any services under the agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the agreement. Both agreements also provide for indemnification of Cliffwater and the Fund by the Sub-Adviser.

Additional Information Pertaining to Crescent

The following table sets forth the name, position and principal occupation of each director and the principal executive officer of Crescent as of December 31, 2020. Each individual’s address is c/o 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025. As of the Effective Date, Crescent is controlled by Sun Life and Crescent founders Mark Attanasio and Jean-Mark Chapus.

Name	Principal Occupation at Crescent
Jean-Mark Chapus	Managing Partner
Mark Attanasio	Managing Partner
Christopher G. Wright	Managing Director
John S. Bowman	Managing Director
Jason Breaux	Managing Director
Raymond Barrios	Managing Director

During the Fund’s last fiscal year, the Fund paid $132,738 to Crescent for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Crescent for the fiscal year ended December 31, 2020.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Crescent or any person controlling, controlled by or under common control with Crescent. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Crescent, any parent or subsidiary of Crescent, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Crescent Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

For the reasons set forth above, the BOARD of TRUSTEES OF THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the New Crescent Sub-advisory agreement.

PART 3

Second Meeting

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT with Barings, LLC

Introduction

The current investment adviser to the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”), has recommended to the Board of Trustees (the “Board”) the engagement of a new investment sub-adviser to manage a portion of the Fund’s assets, as allocated by the Adviser. After discussions with the Adviser and the Fund’s other service providers, the Board concluded that retaining a new sub-adviser selected by the Adviser would be in the Fund’s and shareholders’ best interest. At a special meeting held on January 12, 2021, the Board considered and approved a new sub-advisory agreement between the Fund, Cliffwater and Barings, LLC (“Barings”) (the “Barings Sub-Advisory Agreement”), subject to the approval of shareholders. The portfolio management fees paid to Barings will be paid out of the Fund’s assets and the total management fees paid by the Fund are likely to increase as a result. The portfolio management fee payable to Barings will be equal to an annual rate of 1.00%, accrued daily and payable monthly in arrears, based upon the value of the portion of the Fund’s average daily assets allocated to Barings. It is currently expected that Barings will be allocated 5% of the Fund’s assets, which is subject to change at the discretion of the Adviser. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the proposals are approved. If approved by shareholders at the second Special Meeting, the Barings Sub-Advisory Agreement may take effect, provided that Cliffwater may determine that the Barings Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by Barings is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and Barings.

Information About Barings, LLC

The Board is recommending that shareholders approve Barings as a new sub-adviser for the Fund. Barings is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Barings is a global investment management organization that provides a broad range of investment advisory and management services to sophisticated investors, including among others, pension plans, endowments, foundations, government entities and agencies, insurance companies, banks, private investment funds such as hedge funds, private equity funds and structured funds, regulated investment companies, large family offices and other capital markets participants. Barings also provides investment advisory and management services to its ultimate parent company, MassMutual, and certain of MassMutual’s subsidiaries and affiliates.

Barings is located at 300 South Tryon Street Suite 2500, Charlotte, NC 28202. Barings has been registered with the SEC as an investment adviser since November 1, 1940 and as of December 31, 2020, Barings had over $335.3 billion in assets under management.

Barings does not currently manage any other registered funds with similar investment strategies and objectives as the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Barings Sub-Advisory Agreement.

The Trustees considered and unanimously approved the Barings Sub-Advisory Agreement at a meeting of the Board of Trustees held on January 12, 2021. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Barings Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Barings Sub-Advisory Agreement.

In making the recommendation that shareholders vote to approve the Barings Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Barings to the Fund under the Barings Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Barings, including among other things, providing office facilities, equipment; and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Barings who would provide the investment advisory services to the Fund. The Board determined that Barings’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Barings' procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Barings Sub-Advisory Agreement are satisfactory.

Performance

The Board considered the investment experience of Barings. Because Barings had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of Barings, which are private funds, and determined that the information presented regarding the performance of Barings in managing similar accounts was satisfactory.

Fees and Expenses

The Board reviewed the sub-advisory fee payable to Barings as compared to other similar accounts managed by Barings and the expected total expense ratio of the Fund after giving effect to the Barings Sub-Advisory Agreement. The Board noted that the proposed sub-advisory fees were comparable to the fees payable by other funds managed by Barings. The Board concluded that, in light of the services to be provided by Barings, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

Economies of Scale

The Board reviewed the structure of the Fund's investment management under the Barings Sub-Advisory Agreement. The Board considered the Fund's sub-advisory fees to be paid to Barings and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

Cost of Services and Profitability

The Board considered Barings’ assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Barings from Barings' relationship with the Fund. Due to the fact that Barings had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

Other Benefits to Barings

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Barings or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Barings and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Barings Sub-Advisory Agreement.

Terms of the Barings Sub-Advisory Agreement

A copy of the Barings Sub-Advisory Agreement is attached hereto as Exhibit E. The following description is only a summary; however, all material terms of the Barings Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit E for the Barings Sub-Advisory Agreement, and the description set forth in this proxy statement of the Barings Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit E.

Sub-Advisory Services. Under the Barings Sub-Advisory Agreement, Barings will manage the investment and reinvestment of such portion of the Fund’s assets as Cliffwater from time to time allocates to Barings for management (the “Allocated Portion”). In furnishing its services under the Barings Sub-Advisory Agreement, Barings will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Cliffwater.

Under the Barings Sub-Advisory Agreement, Bearings may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Allocated Portion with orders of other funds managed or advised by Barings and is authorized to effect cross-transactions between the Fund and other accounts managed by it.

Proxies. The Barings Sub-Advisory Agreement provides that Barings is solely responsible to vote all proxies received with respect to the Allocated Portion.

Compensation of Barings. The Barings Sub-Advisory Agreement provides that the Fund will compensate Barings at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets.

Duration and Termination. The Barings Sub-Advisory Agreement provides that it will continue for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval.

The Barings Sub-Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Cliffwater and Barings, or by Barings or Cliffwater on sixty (60) days’ written notice to the Fund and the other party. The agreement automatically terminates, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Cliffwater and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The agreement also terminates upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. The Barings Sub-Advisory Agreement provides that the Sub-Adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the efficient conduct of the sub-adviser’s duties. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to the indemnification provision summarized below, reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Limitation of Liability. The Barings Sub-Advisory Agreement states that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, Cliffwater or otherwise for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by Cliffwater or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Barings Sub-Advisory Agreement states that Cliffwater shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from the agreement or the performance of any services under the agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the agreement. The Barings Sub-Advisory Agreement also provides for indemnification of Cliffwater and the Fund by the Sub-Adviser.

Additional Information Pertaining to Barings

The following table sets forth the name, position and principal occupation of each current director and the principal executive officer of Barings as of December 31, 2020. Each individual’s address is c/o Barings LLC, 300 South Tryon Street Suite 2500, Charlotte, NC 28202. Barings is a wholly-owned subsidiary of MassMutual.

Name	Principal Occupation at Barings
Mike Freno	Chairman, Chief Executive Officer, President and Member of the Board of Managers
Roger W. Crandall	Member of the Board of Managers
Susan M. Cicco	Member of the Board of Managers
M. Timothy Corbett	Member of the Board of Managers
Geoffrey Craddock	Member of the Board of Managers
Sears Merritt	Member of the Board of Managers
Michael O’Connor	Member of the Board of Managers
Elizabeth A. Ward	Member of the Board of Managers

During the Fund’s last fiscal year, the Fund did not pay any amount to Barings or any affiliated person of Barings for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Barings for the fiscal year ended December 31, 2020.

As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, Barings or any person controlling, controlled by or under common control with Barings. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Cliffwater, or any parent or subsidiary of Barings, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 2 is approved, subject to the supervision of Cliffwater, Barings will be responsible for the execution of specific investment strategies and the day-to-day investment operations of its Allocated Portion. Eric Lloyd and Ian Fowler will serve as the portfolio managers to the Fund. Below is background information on the portfolio managers.

Eric Lloyd. Mr. Lloyd is Head of Barings’ Global Private Finance Group and Chief Executive Officer of Barings BDC, Inc. (NYSE: BBDC). He is responsible for managing all aspects of Barings’ global private finance enterprise, which includes global middle market direct lending, infrastructure, private placements, private asset-backed securities, equipment finance and whole loan residential mortgage. Mr. Lloyd has worked in the industry since 1990 and his experience has encompassed leadership positions in investment management, investment banking, leveraged finance and risk management.

Prior to joining Barings in 2013, Mr. Lloyd served as Head of Market and Institutional Risk for Wells Fargo, was on Wells Fargo’s Management Committee and was a member of the Board of Directors of Wells Fargo Securities.

Before the acquisition of Wachovia, Mr. Lloyd worked in Wachovia’s Global Markets Investment Banking (GMIB) division and served on the division’s Operating Committee where he had various leadership positions, including Head of Wachovia’s Global Leveraged Finance Group. Mr. Lloyd holds a B.S. in Finance from the University of Virginia, McIntire School of Commerce.

Ian Fowler. Mr. Fowler is President of Barings BDC, Inc. and Co-Head of Barings’ North American Private Finance Group. He is a member of the group’s North American Private Finance Investment Committee. He is responsible for leading a team that originates, underwrites and manages North American private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions.

Prior to joining Barings in 2012, Mr. Fowler was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five non-bank affiliated middle market Sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group.

Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.

Required Vote

As provided under the 1940 Act, approval of the Barings Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the BARINGS SUB-advisory agreement.

PART 4

Second Meeting

DESCRIPTION OF PROPOSAL 3

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT with HPS Investment Partners, LLC

Introduction

The current investment adviser to the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”), has recommended to the Board of Trustees (the “Board”) the engagement of a new investment sub-adviser to manage a portion of the Fund’s assets, as allocated by the Adviser. After discussions with the Adviser and the Fund’s other service providers, the Board concluded that retaining a new sub-adviser selected by the Adviser would be in the Fund’s and shareholders’ best interest. At a special meeting held on January 12, 2021, the Board considered and approved a new sub-advisory agreement between the Fund, Cliffwater and HPS Investment Partners, LLC (“HPS”) (the “HPS Sub-Advisory Agreement”), subject to the approval of shareholders. The portfolio management fees paid to HPS will be paid out of the Fund’s assets and the total management fees paid by the Fund are likely to increase as a result. The portfolio management fee payable to HPS will be equal to an annual rate of 1.00%, accrued daily and payable monthly in arrears, based upon the value of the portion of the Fund’s average daily assets allocated to HPS. It is currently expected that HPS will be allocated 5% of the Fund’s assets, which is subject to change at the discretion of the Adviser. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the proposals are approved. If approved by shareholders at the second Special Meeting, the HPS Sub-Advisory Agreement may take effect, provided that Cliffwater may determine that the HPS Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by HPS is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and HPS.

Information About HPS Investment Partners, LLC

The Board is recommending that shareholders approve HPS as a new sub-adviser for the Fund. HPS is a leading global private investment platform that focuses on both private and public credit strategies with the ability to invest across the entire non-investment grade credit landscape. HPS manages various strategies across the capital structure that include syndicated leverage loans and high yield bonds to privately negotiated senior secured debt and mezzanine investments, asset-based leasing and private equity.

HPS is located at 40 West 57th Street, 33rd Floor, New York, NY 10019. HPS has been registered with the SEC as an investment adviser since March 11, 2016 and as of January 1, 2021, HPS had over $68 billion in assets under management.

HPS does not manage other registered funds with similar investment strategies and objectives as the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the HPS Sub-Advisory Agreement.

The Trustees considered and unanimously approved the HPS Sub-Advisory Agreement at a meeting of the Board of Trustees held on January 12, 2021. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the HPS Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the HPS Sub-Advisory Agreement.

In making the recommendation that shareholders vote to approve the HPS Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by HPS to the Fund under the HPS Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by HPS, including among other things, providing office facilities, equipment; and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of HPS who would provide the investment advisory services to the Fund. The Board determined that HPS’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the procedures HPS would use to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the HPS Sub-Advisory Agreement are satisfactory.

Performance

The Board considered the investment experience of HPS. Because HPS had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of HPS, which are private funds, and determined that the information presented regarding the performance of HPS in managing similar accounts was satisfactory.

Fees and Expenses

The Board reviewed the sub-advisory fee payable to HPS under the proposed HPS Sub-Advisory Agreement as compared to other similar accounts managed by HPS and the expected total expense ratio of the Fund. The Board noted that the sub-advisory fees were comparable to the fees payable by other funds managed by HPS. The Board concluded that, in light of the services to be provided by HPS, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

Economies of Scale

The Board reviewed the structure of the Fund's investment management under the HPS Sub-Advisory Agreement. The Board considered the Fund's sub-advisory fees to be paid to HPS and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

Cost of Services and Profitability

The Board considered HPS’s assets under management and financial statements and reviewed HPS’s preliminary estimation of the costs expected to be incurred and profits expected to be realized by HPS from HPS's relationship with the Fund. Based on their review, the Trustees concluded that HPS’s estimated profitability in managing the Fund under the HPS Sub-Advisory Agreement is reasonable.

Other Benefits to HPS

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by HPS or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by HPS and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the HPS Sub-Advisory Agreement.

Terms of the HPS Sub-Advisory Agreement

A copy of the HPS Sub-Advisory Agreement is attached hereto as Exhibit F. The following description is only a summary; however, all material terms of the HPS Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit F for the HPS Sub-Advisory Agreement, and the description set forth in this proxy statement of the HPS Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit F.

Sub-Advisory Services. Under the HPS Sub-Advisory Agreement, HPS will manage the investment and reinvestment of such portion of the Fund’s assets as Cliffwater from time to time allocates to HPS for management (the “Allocated Portion”). In furnishing its services under the HPS Sub-Advisory Agreement, HPS will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Cliffwater.

Under the HPS Sub-Advisory Agreement, HPS may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Allocated Portion with orders of other funds managed or advised by HPS and is authorized to effect cross-transactions between the Fund and other accounts managed by it.

Proxies. The HPS Sub-Advisory Agreement provides that HPS is solely responsible to vote all proxies received with respect to the Allocated Portion.

Compensation of HPS. The HPS Sub-Advisory Agreement provides that the Fund will compensate HPS at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets.

Duration and Termination. The HPS Sub-Advisory Agreement provides that it will continue for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval.

The HPS Sub-Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Cliffwater and HPS, or by HPS or Cliffwater on sixty (60) days’ written notice to the Fund and the other party. The agreement automatically terminates, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Cliffwater and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The agreement also terminates upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. The HPS Sub-Advisory Agreement provides that the Sub-Adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the efficient conduct of the sub-adviser’s duties. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to the indemnification provision summarized below, reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Limitation of Liability. The HPS Sub-Advisory Agreement states that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, Cliffwater or otherwise for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by Cliffwater or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The HPS Sub-Advisory Agreement states that Cliffwater shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from the agreement or the performance of any services under the agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the agreement. The HPS Sub-Advisory Agreement also provides for indemnification of Cliffwater and the Fund by the Sub-Adviser.

Additional Information Pertaining to HPS

The following table sets forth the name, position and principal occupation of each general partner and the principal executive officer of HPS as of December 31, 2020. Each individual’s address is c/o HPS Investment Partners, LLC, 40 West 57th Street, 33rd Floor, New York, NY 10019.

Name	Principal Occupation at HPS
Scott Kapnick	Chief Executive Officer
Scot French	Governing Partner
Michael Patterson	Governing Partner
Purnima Puri	Governing Partner
Faith Rosenfeld	Governing Partner

During the Fund’s last fiscal year, the Fund did not pay any amount to HPS or any affiliated person of HPS for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of HPS for the fiscal year ended December 31, 2020.

As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, HPS or any person controlling, controlled by or under common control with HPS. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Cliffwater, or any parent or subsidiary of HPS, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 3 is approved, subject to the supervision of Cliffwater, HPS will be responsible for the execution of specific investment strategies and the day-to-day investment operations of its Allocated Portion. Michael Patterson will serve as the portfolio manager to the Fund. Below is background information on the portfolio managers.

Michael Patterson. Mr. Patterson is a Governing Partner of HPS Investment Partners and is the Portfolio Manager for the Specialty Loan Funds and Core Senior Lending Funds. Mr. Patterson joined HPS in 2007, establishing the European business before returning to the United States in 2009. Prior to joining HPS, Mr. Patterson was with Silver Point Capital in the U.S. and Europe. Mr. Patterson began his investing career in the Principal Investment Area at Goldman Sachs, where he focused on private equity and mezzanine transactions. Prior to working at Goldman, Mr. Patterson served as an officer in the United States Navy. Mr. Patterson holds an AB in Applied Mathematics from Harvard College and an MBA from Stanford University’s Graduate School of Business, where he was an Arjay Miller Scholar.

Required Vote

As provided under the 1940 Act, approval of the HPS Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the HPS SUB-advisory agreement.

PART 5

Second Meeting

DESCRIPTION OF PROPOSAL 4

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT with CRESTLINE MANAGEMENT, L.P.

Introduction

The current investment adviser to the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”), has recommended to the Board of Trustees (the “Board”) the engagement of a new investment sub-adviser to manage a portion of the Fund’s assets, as allocated by the Adviser. After discussions with the Adviser and the Fund’s other service providers, the Board concluded that retaining a new sub-adviser selected by the Adviser would be in the Fund’s and shareholders’ best interest. At a special meeting held on January 12, 2021, the Board considered and approved a new sub-advisory agreement between the Fund, Cliffwater and Crestline Management, L.P. (“Crestline”) (the “Crestline Sub-Advisory Agreement”), subject to the approval of shareholders. The portfolio management fees paid to Crestline will be paid out of the Fund’s assets and the total management fees paid by the Fund are likely to increase as a result. The portfolio management fee payable to Crestline will be equal to an annual rate of 1.00%, accrued daily and payable monthly in arrears, based upon the value of the portion of the Fund’s average daily assets allocated to Crestline. It is currently expected that Crestline will be allocated 5% of the Fund’s assets, which is subject to change at the discretion of the Adviser. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the proposals are approved. If approved by shareholders at the second Special Meeting, the Crestline Sub-Advisory Agreement may take effect, provided that Cliffwater may determine that the Crestline Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by Crestline is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and Crestline.

Information About Crestline Management, L.P.

The Board is recommending that shareholders approve Crestline as a new sub-adviser for the Fund. Crestline sponsors and provides investment management services on a discretionary basis to private pooled investment funds and private managed accounts (single investor funds or entities), that employ a variety of investment strategies. Crestline also provides “beta” solution services to certain fund clients and investors.

Crestline is located at 201 Main Street, Suite 1900, Fort Worth, TX 76102. Crestline has been registered with the SEC as an investment adviser since December 2, 2002 and as of September 30, 2020, Crestline and its affiliates had over $12 billion in assets under management, which includes approximately $2.9 billion in uncalled capital commitments.

Crestline does not manage other registered funds with similar investment strategies and objectives as the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Crestline Sub-Advisory Agreement.

The Trustees considered and unanimously approved the Crestline Sub-Advisory Agreement at a meeting of the Board of Trustees held on January 12, 2021. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Crestline Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Crestline Sub-Advisory Agreement.

In making the recommendation that shareholders vote to approve the Crestline Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Crestline to the Fund under the Crestline Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Crestline, including among other things, providing office facilities, equipment; and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Crestline who would provide the investment advisory services to the Fund. The Board determined that Crestline’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Crestline's procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Crestline Sub-Advisory Agreement are satisfactory.

Performance

The Board considered the investment experience of Crestline. Because Crestline had not commenced managing its Allocated Portion (described below), the Board concluded consideration of the Fund’s performance was not relevant to this factor. However, the Board considered the performance of similarly managed accounts of Crestline, which are private funds, and determined that the information presented regarding the performance of Crestline in managing similar accounts was satisfactory.

Fees and Expenses

The Board reviewed the sub-advisory fee payable to Crestline under the Crestline Sub-Advisory Agreement as compared to other similar accounts managed by Crestline and expected total expense ratio of the Fund. The Board noted that the sub-advisory fees were comparable to the fees payable by other funds managed by Crestline. The Board concluded that, in light of the services to be provided by Crestline, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

Economies of Scale

The Board reviewed the structure of the Fund's investment management under the Crestline Sub-Advisory Agreement. The Board considered the Fund's sub-advisory fees to be paid to Crestline and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

Cost of Services and Profitability

The Board considered Crestline’s assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Crestline from Crestline's relationship with the Fund. Due to the fact that Crestline had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

Other Benefits to Crestline

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Crestline or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Crestline and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Crestline Sub-Advisory Agreement.

Terms of the Crestline Sub-Advisory Agreement

A copy of the Crestline Sub-Advisory Agreement is attached hereto as Exhibit G. The following description is only a summary; however, all material terms of the Crestline Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit G for the Crestline Sub-Advisory Agreement, and the description set forth in this proxy statement of the Crestline Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit G.

Sub-Advisory Services. Under the Crestline Sub-Advisory Agreement, Crestline will manage the investment and reinvestment of such portion of the Fund’s assets as Cliffwater from time to time allocates to Crestline for management (the “Allocated Portion”). In furnishing its services under the Crestline Sub-Advisory Agreement, Crestline will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Cliffwater.

Under the Crestline Sub-Advisory Agreement, Crestline may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Allocated Portion with orders of other funds managed or advised by Crestline and is authorized to effect cross-transactions between the Fund and other accounts managed by it.

Proxies. The Crestline Sub-Advisory Agreement provides that Crestline is solely responsible to vote all proxies received with respect to the Allocated Portion.

Compensation of Crestline. The Crestline Sub-Advisory Agreement provides that the Fund will compensate Crestline at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets.

Duration and Termination. The Crestline Sub-Advisory Agreement provides that it will continue for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval.

The Crestline Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Cliffwater and Crestline, or by Crestline or Cliffwater on sixty (60) days’ written notice to the Fund and the other party. The Crestline Sub-Advisory Agreement automatically terminates, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Cliffwater and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The Crestline Sub-Advisory Agreement also terminates upon written notice to the other party that the other party is in material breach of the agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. The Crestline Sub-Advisory Agreement provides that the Sub-Adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the efficient conduct of the sub-adviser’s duties. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to the indemnification provision summarized below, reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Limitation of Liability. The Crestline Sub-Advisory Agreement states that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, Cliffwater or otherwise for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by Cliffwater or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Crestline Sub-Advisory Agreement states that Cliffwater shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from the agreement or the performance of any services under the agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the agreement. The Crestline Sub-Advisory Agreement also provides for indemnification of Cliffwater and the Fund by the Sub-Adviser.

Additional Information Pertaining to Crestline

The following table sets forth the name, position and principal occupation of each general partner and principal executive officer of Crestline as of December 31, 2020. Each individual’s address is c/o Crestline Management, L.P., 201 Main Street, Suite 1900, Fort Worth, TX 76102.

Name	Principal Occupation at Crestline
Douglas K. Bratton	Founding Partner & Chief Investment Officer
Crestline Investors, Inc.	General Partner
Thru Line, L.P.	General Partner
Douglas K. Bratton and affiliates	General Partner
Caroline Cooley	General Partner

During the Fund’s last fiscal year, the Fund did not pay any amount to Crestline or any affiliated person of Crestline for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Crestline for the fiscal year ended December 31, 2020.

As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, Crestline or any person controlling, controlled by or under common control with Crestline. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Cliffwater, or any parent or subsidiary of Crestline, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 4 is approved, subject to the supervision of Cliffwater, Crestline will be responsible for the execution of specific investment strategies and the day-to-day investment operations of its Allocated Portion. Douglas K. Bratton will serve as the portfolio managers to the Fund. Below is background information on the portfolio managers.

Douglas K. Bratton is Founding Partner & Chief Investment Officer of Crestline Management, L.P. Mr. Bratton has been President of Crestline since 1997 and is the Chair of both the Investment and Management Committees. He has been an investment professional utilizing alternative asset strategies focused on credit strategies, private equity and venture capital since 1983, and has managed portfolios using these strategies on behalf of organizations associated with the Bass Family since 1989.

Required Vote

As provided under the 1940 Act, approval of the Crestline Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the Crestline SUB-advisory agreement.

PART 6

Second Meeting

DESCRIPTION OF PROPOSAL 5

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT with Commonwealth Credit Advisors, LLC

Introduction

The current investment adviser to the Fund, Cliffwater LLC (“Cliffwater” or the “Adviser”), has recommended to the Board of Trustees (the “Board”) the engagement of a new investment sub-adviser to manage a portion of the Fund’s assets, as allocated by the Adviser. After discussions with the Adviser and the Fund’s other service providers, the Board concluded that retaining a new sub-adviser selected by the Adviser would be in the Fund’s and shareholders’ best interest. At a special meeting held on January 12, 2021, the Board considered and approved a new sub-advisory agreement between the Fund, Cliffwater and Commonwealth Credit Advisors, LLC (“Commonwealth”) (the “Commonwealth Sub-Advisory Agreement”), subject to the approval of shareholders. The portfolio management fees paid to Commonwealth will be paid out of the Fund’s assets and the total management fees paid by the Fund are likely to increase as a result. The portfolio management fee payable to Commonwealth will be equal to an annual rate of 1.00%, accrued daily and payable monthly in arrears, based upon the value of the portion of the Fund’s average daily assets allocated to Commonwealth. It is currently expected that Commonwealth will be allocated 5% of the Fund’s assets, which is subject to change at the discretion of the Adviser. Please refer to Exhibit I to the enclosed Proxy Statement for more information, which sets forth the current and pro forma expenses that shareholders may be expected to incur in the event that the proposals are approved. If approved by shareholders at the second Special Meeting, the Commonwealth Sub-Advisory Agreement may take effect, provided that Cliffwater may determine that the Commonwealth Sub-Advisory Agreement will not take effect for up to a reasonable time after exemptive relief to permit co-investment activity by Commonwealth is granted to the Fund by the SEC, upon terms satisfactory to Cliffwater and Commonwealth.

Information About Commonwealth Credit Advisors, LLC

The Board is recommending that shareholders approve Commonwealth as a new sub-adviser for the Fund. Commonwealth is an affiliate of Comvest Partners, a middle market private equity and credit investment firm, and will seek to primarily focus its Allocated Portion on newly originated senior secured and unitranche loans made directly to North American companies.

Commonwealth is located at CityPlace Tower, 525 Okeechobee Blvd., Suite 1050, West Palm Beach, FL 33401. Commonwealth is a newly registered investment adviser with the SEC, registered in February 2021. However, while Commonwealth is newly registered and has not previously provided sub-advisory services to a registered fund, it will leverage the investment management experience and resources of other advisers affiliated with Comvest Partners, which, as of December 31, 2020, had over $4.7 billion in assets under management.

Commonwealth does not manage other registered funds with similar investment strategies and objectives as the Fund.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Commonwealth Sub-Advisory Agreement.

The Trustees considered and unanimously approved the Commonwealth Sub-Advisory Agreement at a meeting of the Board of Trustees held on January 12, 2021. The Trustees reviewed and discussed written materials that were provided in advance of the meeting, as well as information presented at the meeting. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Commonwealth Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Commonwealth Sub-Advisory Agreement.

In making the recommendation that shareholders vote to approve the Commonwealth Sub-Advisory Agreement, the Trustees reviewed and analyzed various factors it determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Commonwealth to the Fund under the Commonwealth Sub-Advisory Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Commonwealth, including among other things, providing office facilities, equipment; and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Commonwealth who would provide the investment advisory services to the Fund. The Board determined that Commonwealth’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Commonwealth’s procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Commonwealth Sub-Advisory Agreement are satisfactory.

Performance

The Board considered the investment experience of Commonwealth. Because Commonwealth had not commenced managing its Allocated Portion, the Board concluded consideration of the Fund’s performance was not relevant to this factor. Further, because Commonwealth is a newly-created adviser, the Board considered the performance of similarly managed accounts, which are private funds, managed by the investment professionals of its affiliate who will be responsible for managing Commonwealth’s Allocated Portion. After such consideration, the Board determined that the information presented regarding the performance of in managing similar accounts was satisfactory.

Fees and Expenses

The Board reviewed the sub-advisory fee payable to Commonwealth under the Commonwealth Sub-Advisory Agreement as compared to other similar accounts managed by Commonwealth’s affiliate and the expected total expense ratio of the Fund. The Board concluded that, in light of the services to be provided by Commonwealth, the sub-advisory fees to be paid by the Fund were reasonable and satisfactory.

Economies of Scale

The Board reviewed the structure of the Fund's investment management under the Commonwealth Sub-Advisory Agreement. The Board considered the Fund's sub-advisory fees to be paid to Commonwealth and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that economies of scale were not present at this time. The Board noted that it may consider breakpoints to the Fund’s sub-advisory fees as the Fund grows.

Cost of Services and Profitability

The Board considered Commonwealth’s and its affiliates’ assets under management and financial statements but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by Commonwealth from Commonwealth's relationship with the Fund. Due to the fact that Commonwealth had not commenced managing its Allocated Portion, the Board made no determination with respect to profitability.

Other Benefits to Commonwealth

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Commonwealth or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Commonwealth and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the Commonwealth Sub-Advisory Agreement.

Terms of the Commonwealth Sub-Advisory Agreement

A copy of the Commonwealth Sub-Advisory Agreement is attached hereto as Exhibit H. The following description is only a summary; however, all material terms of the Commonwealth Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit H for the Commonwealth Sub-Advisory Agreement, and the description set forth in this proxy statement of the Commonwealth Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit H.

Sub-Advisory Services. Under the Commonwealth Sub-Advisory Agreement, Commonwealth will manage the investment and reinvestment of such portion of the Fund’s assets as Cliffwater from time to time allocates to Commonwealth for management (the “Allocated Portion”). In furnishing its services under the Commonwealth Sub-Advisory Agreement, Commonwealth will furnish its services to the Fund in accordance with the following: (i) the Fund’s declaration of trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of Cliffwater.

Under the Commonwealth Sub-Advisory Agreement, Commonwealth may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Allocated Portion with orders of other funds managed or advised by Commonwealth and its affiliates, and is authorized to effect cross-transactions between the Fund and other accounts managed by it.

Proxies. The Commonwealth Sub-Advisory Agreement provides that Commonwealth is solely responsible to vote all proxies received with respect to the Allocated Portion.

Compensation of Commonwealth. The Commonwealth Sub-Advisory Agreement provides that the Fund will compensate Commonwealth at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets.

Duration and Termination. The Commonwealth Sub-Advisory Agreement provides that it will continue for a period of more than two years from its effective date only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of such approval.

The Commonwealth Sub-Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Cliffwater and Commonwealth, or by Commonwealth or Cliffwater on sixty (60) days’ written notice to the Fund and the other party. The agreement automatically terminates, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event that the investment management agreement between Cliffwater and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. The agreement also terminates upon written notice to the other party that the other party is in material breach of the respective agreement, unless the party in material breach cures the breach to the reasonable satisfaction of the other party within thirty (30) days after written notice.

Expenses. The Commonwealth Sub-Advisory Agreement provides that the Sub-Adviser will furnish, at its own expense: (i) all necessary facilities (including office space, furnishings and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the sub-adviser to perform its duties under the respective agreement; and (ii) administrative facilities, including bookkeeping and all equipment necessary for the efficient conduct of the sub-adviser’s duties. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser (which, for the avoidance of doubt, does not include any Board meeting or any shareholder meeting convened to consider the initial appointment of Sub-Adviser or the renewal of this Agreement in the ordinary course) or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to the indemnification provision summarized below, reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Limitation of Liability. The Commonwealth Sub-Advisory Agreement states that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, Cliffwater or otherwise for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by Cliffwater or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Commonwealth Sub-Advisory Agreement states that Cliffwater shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from the agreement or the performance of any services under the agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the agreement. The Commonwealth Sub-Advisory Agreement also provides for indemnification of Cliffwater and the Fund by the Sub-Adviser.

Additional Information Pertaining to Commonwealth

The following table sets forth the name, position and principal occupation of each current director and principal executive officer of Commonwealth as of December 31, 2020. Each individual’s and entity’s address is c/o Commonwealth Credit Advisors, LLC, CityPlace Tower, 525 Okeechobee Blvd., Suite 1050, West Palm Beach, FL 33401.

Name	Principal Occupation at Commonwealth
Michael Falk	Chief Executive Officer of Managing Member
Cecilio Rodriguez	Chief Financial Officer, and Chief Compliance Officer of Managing Member
Comvest Group Holdings II LP	Managing Member

Commonwealth is wholly-owned by Comvest Group Holdings II LP, its Managing Member. Comvest Group Holdings II LP is wholly-owned by Comvest Group Holdings LP and its general partner is Comvest Group GP II LLC. Each entity’s address is CityPlace Tower, 525 Okeechobee Blvd., Suite 1050, West Palm Beach, FL 33401.

During the Fund’s last fiscal year, the Fund did not pay any amount to Commonwealth or any affiliated person of Commonwealth for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Commonwealth for the fiscal year ended December 31, 2020.

As of the Record Date, no officer or Trustee owns securities of, or any has other material direct or indirect interest in, Commonwealth or any person controlling, controlled by or under common control with Commonwealth. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended December 31, 2020, to which Cliffwater, or any parent or subsidiary of Commonwealth, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 5 is approved, subject to the supervision of Cliffwater, Commonwealth will be responsible for the execution of specific investment strategies and the day-to-day investment operations of its Allocated Portion. The key personnel for Commonwealth who currently have primarily responsibility for management of the portion of the Fund’s allocated to Commonwealth are as follows:

Robert O’Sullivan. Mr. O’Sullivan is a Managing Partner of Commonwealth’s affiliate Comvest Partners and is a co-founder of its private credit business. Mr. O’Sullivan serves as a member of Commonwealth’s investment committee and joined Comvest Partners in 2002 having been actively involved in financing and investing in lower middle market companies since 1992. Mr. O’Sullivan’s areas of investment experience include business services, technology, media, and healthcare services. Mr. O’Sullivan received a B.A. in Geography from London University while attending King’s College and the London School of Economics.

Greg Reynolds. Mr. Reynolds is a Partner and Co-Head of Direct Lending at Commonwealth and at its affiliate, Comvest Partners, which he joined in 2010. Mr. Reynolds is a member of Commonwealth’s investment committee and is responsible for originating, structuring, and managing direct lending transactions, including sponsor and non-sponsor senior, unitranche and junior secured debt investments, as well as restructuring distressed investments. Prior to joining Comvest Partners, Mr. Reynolds was a Director with Dymas Capital Management, a Cerberus affiliate, where he was instrumental in the formation and growth of the firm from its start-up phase to becoming an established middle market finance company. Previously, Mr. Reynolds was an Assistant Vice President in Heller Financial’s Corporate Finance Group. Mr. Reynolds received an M.B.A. from the University of Chicago and a B.A. from the University of Wisconsin.

Jason Gelberd. Mr. Gelberd is the Co-Head of Direct Lending at Commonwealth and at its affiliate, Comvest Partners, which he joined in 2013. Mr. Gelberd is a member of Commonwealth’s investment committee and is responsible for originating, structuring, and managing direct lending transactions, including sponsor and non-sponsor senior, unitranche and junior secured debt investments, as well as restructuring distressed investments. Prior to joining Comvest Partners, Mr. Gelberd was a Director with Goldman Sachs Specialty Lending Group, where he focused on underwriting and structuring senior and junior debt transactions to middle-market companies. He also led the development and build out of a Lender Finance product line. Previously, Mr. Gelberd was a Vice President at Antares Capital, providing senior and junior capital to private equity sponsor-backed middle-market companies. Mr. Gelberd’s lending career also included commercial lending positions at First Source Financial and LaSalle National Bank. Mr. Gelberd received an M.B.A. from DePaul University’s Charles Kellstadt School of Business and a B.B.A. in Finance from the University of Iowa.

Required Vote

As provided under the 1940 Act, approval of the Commonwealth Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the Commonwealth SUB-advisory agreement.

PART 7

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on February 24, 2021, will be entitled to notice of, and to vote at, the Special Meetings. On February 24, 2021, there were no Class A shares outstanding. On February 24, 2021, the following Class I shares were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I Shares	98,025,862.93

PART 8

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETINGS

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on February 24, 2021 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meetings and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meetings, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meetings, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meetings

Shareholders may use the proxy cards provided if they are unable to attend the Special Meetings in person or wish to have their shares voted by a proxy even if they do attend the Special Meetings. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meetings will not revoke a proxy, a shareholder present at the Special Meetings may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meetings will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meetings or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of one-third of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meetings. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meetings, or if a quorum is present at the Special Meetings but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meetings in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meetings are adjourned to permit additional solicitation with respect to any other proposal.

As provided in the Fund’s Agreement and Declaration of Trust, those Trustee nominees that receive a plurality of the votes cast at the first shareholder meeting shall be elected as Trustees of the Fund.

As provided under the 1940 Act, approval of each proposal in this proxy statement concerning the approval of each sub-advisory agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at the second shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne equally by the Fund, Cliffwater, and Crescent. The Fund has engaged Okapi Partners LLC, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meetings and estimates Okapi Partners LLC’s fees to be approximately $42,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit J to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Cliffwater Corporate Lending Fund, 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meetings have been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notices of the two Special Meetings of Shareholders. However, if any additional matters properly come before the Special Meetings, and on all matters incidental to the conduct of the Special Meetings, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

March 24, 2021

PART 9

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling (888) 442-4420 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notices of each Special Meeting are also available at the Fund’s website: www.Okapivote.com/Cliffwater.

Other Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMB also serves as the Fund’s transfer agent and registrar. State Street Bank and Trust Company, located at 1 Iron Street, Boston, MA 02210, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is December 31.

EXHIBIT A AUDIT COMMITTEE CHARTER

Cliffwater Corporate Lending Fund

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Fund Cliffwater Corporate Lending Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Trustee”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Trustee shall serve on the Committee if he or she has accepted any compensation from the Fund, its Adviser, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•	Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.
•	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.
•	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Adviser(s) and Adviser affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that de minimis non-audit services, shall not require pre-approval.
•	Serving as a channel of communication between the independent auditor and the Board.
•	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.
•	Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.
•	Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.
•	Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.
•	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.
•	Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

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Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.
•	The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.
•	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.
•	The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: August 23, 2018

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EXHIBIT B NOMINATING COMMITTEE CHARTER

Cliffwater Corporate Lending Fund

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the Cliffwater Corporate Lending Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Adviser or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the 1940 Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR. The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Effective: September 6, 2018

B-1

EXHIBIT C FORM OF PROPOSED CRESCENT INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this [ ] day of [ ], [2021], by and among Cliffwater Corporate Lending Fund, a Delaware statutory trust (the “Fund”), Cliffwater LLC, a Delaware limited liability company (the “Investment Manager”), and Crescent Capital Group LP, a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and has entered into an investment management agreement (the “Investment Management Agreement”) dated March 1, 2019 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser (the “Allocated Portion”), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the “Custodian”). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser that violate the Sub-Adviser’s standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii.	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund’s Prospectus and Statement of Additional Information.

The Fund shall furnish the Sub-Adviser with copies of all material amendments of or material supplements to the foregoing, if any, as soon as reasonably practicable.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i.	the Sub-Adviser’s most recent Form ADV;

ii.	the Sub-Adviser’s most recent unaudited balance sheet;

iii.	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund’s assets;

iv.	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v.	the Sub-Adviser’s proxy voting policies as currently in effect;

vi.	the Sub-Adviser’s pricing and valuation procedures as currently in effect;

vii.	any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the “SEC”) or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii.	complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all amendments of or supplements to the Sub-Adviser’s pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion as set forth in the Fund’s Prospectus and Statement of Additional Information;

c.	take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board’s ultimate authority and responsibility to determine the valuation of the Fund’s assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser’s determination of the fair value of all securities and other investments/assets within the Allocated Portion in accordance with the Sub-Adviser’s pricing and valuation procedures and provide all necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub-Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser. For the avoidance of doubt, the Board and the Fund shall be fully responsible for determining the final valuation of the Fund’s assets and the Sub-Adviser shall not bear any responsibility for determining or approving the final valuation of any assets of the Fund;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use its best efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) reports of any violations of the Sub-Adviser’s compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) a copy of the Sub-Adviser’s annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (iv) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (v) a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1) with respect to the services the Sub-Adviser provides to the Fund;

g.	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1, 17j-1, and 23c-3 under the 1940 Act (together, “Fund Procedures”), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach of such Fund Procedures or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the “Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent “access persons,” as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

i.	promptly complete and return to the Fund’s Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

l.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund’s administrator, the Custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Investment Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

m.	will review the Fund’s Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the “SEC Filings”)) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the “Marketing Documents” and, collectively with the SEC Filings, the “Disclosure Documents”) in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the “Sub-Adviser Disclosure”), such Disclosure Documents, solely with respect to the Sub-Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub-Adviser’s review at least once per calendar quarter or more frequently if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub-Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund’s Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (b) the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser’s management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors’ committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

d.	monitor, supervise and direct the investments of the Allocated Portion and dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund’s rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund’s policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund’s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Investment Manager and the Fund.

The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). The Sub-Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act;

c.	Any anticipated or otherwise reasonably foreseeable material change in the ownership or any change of control of the Sub-Adviser within a reasonable time prior to such change being effected;

d.	Any material changes in senior management, operations, or financial condition of the Sub-Adviser’s firm;

e.	Any material changes in the employment status of key investment management personnel involved in the management of the Fund;

f.	Any material changes in the investment process used to manage the Fund;

g.	Any modification or other amendment to the Sub-Adviser’s valuation procedures;

h.	Any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub-Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or key investment management personnel;

j.	Any breach of fiduciary duty to the Fund by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

k.	Any breach of any material provisions of this Agreement by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

l.	Any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person’s ability to perform its obligations under this Agreement;

m.	The commencement of any formal investigation of the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

n.	Any other event that is likely to have a material adverse effect on the Sub-Adviser’s ability to perform its obligations under this Agreement.

The Sub-Adviser shall immediately forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Fund.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially affect the Fund or the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors, principals, partners, members, managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager’s ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub-Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund’s registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER.

The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any “affiliated person” of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub-Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

e.	The Sub-Adviser agrees to maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage or (ii) of any material claims made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER.

The Investment Manager represents, warrants and agrees that:

a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

c.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party. The Fund represents that the Disclosure Documents (other than the Sub-Adviser Disclosure) when viewed in their entirety contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser’s costs for the Sub-Adviser’s in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund’s shares, including fees and expenses in connection with seeking the Securities and Exchange Commission’s approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund with respect to the Allocated Portion: (x) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (xi) reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) including ; (xii) out-of-pocket costs directly relating to investment transactions that are not consummated; (xiii) other investment-related expenses, such as, brokerage commissions, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (xiv) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (xv) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (xvi) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (xvii) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; and (xviii) any fees and expenses in connection with seeking the SEC’s approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser’s management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion’s average daily assets. In the case of a partial month, compensation will be based on the number of days during the month in which the Sub-Adviser provided services to the Fund. The Sub-Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Adviser hereunder or to continue future payments. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to (i) any day that the value of the assets of the Allocated Portion equals zero, (ii) any outstanding commitments or obligations (contractual or otherwise) of the Fund to purchase, fund, or invest in any securities, loans, or investments (including, without limitation, any delayed draw term loans, revolving commitments, or credit facilities, or any other similar debt commitments or credit facilities), and (iii) any cash, money market funds, or other cash equivalents.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to and approved by the Sub-Adviser by the Investment Manager or the Fund, and only with respect to the Sub-Adviser Disclosure approved by the Sub-Adviser in such Disclosure Documents.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney’s fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser’s willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser’s obligations under this Agreement, or from the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors, officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub-Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser’s management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund’s or the Investment Manager’s request, provided, however, that the Sub-Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund’s disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors, partners, members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (ii) any “Non-public Personal Information,” as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party’s Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party’s obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party’s Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party’s Confidential Information by such party or its agents.

The term “Confidential Information,” as used herein, means any of a party’s proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (b) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (c) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, “Confidential Information” shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser’s or its affiliates’ other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Investment Manager and the Sub-Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Cliffwater LLC

Attn: Stephen Nesbitt

4640 Admiralty Way, 11th Floor

Marina del Rey, CA 90292

Facsimile: (310) 448-5001

Telephone: (310) 448-5000

If to the Sub-Adviser:

Crescent Capital Group LP

Attn: Jason Breaux

11100 Santa Monica Blvd., Ste. 2000

Los Angeles, California 90025

Facsimile: (310) 861-1473

Telephone: (310) 235-5900

With a copy to:

Crescent Capital Group LP

Attn: General Counsel

11100 Santa Monica Blvd., Ste. 2000

Los Angeles, California 90025

Facsimile: (310) 861-1473

Telephone: (310) 235-5900

If to the Fund:

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CLIFFWATER LLC

By:	[ ]
Title:	[ ]

CRESCENT CAPITAL GROUP LP

By:	[ ]
Title:	[ ]

By:	[ ]
Title:	[ ]

CLIFFWATER CORPORATE LENDING FUND

By:	[ ]
Title:	[ ]

EXHIBIT D CRESCENT SUB-ADVISORY FEES

Sub-Advisory Fee Rate	Sub-Advisory Fee Rate Paid to Crescent (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended December 31, 2020*	Most Recent Date of Shareholder Approval of Crescent Sub-Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Crescent Sub-Advisory Agreement by the Board of Trustees
1.00% of the average daily assets of the Fund allocated to Crescent	0.03%	January 2, 2019 (initial approval by sole shareholder)	September 5, 2018

*	Rate is based on the ratio of Crescent's fee on their allocated portion to the average net assets of the Fund.

D-1

EXHIBIT E FORM OF PROPOSED BARINGS, LLC INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this [ ] day of [ ], [2021], by and among Cliffwater Corporate Lending Fund, a Delaware statutory trust (the "Fund"), Cliffwater LLC, a Delaware limited liability company (the "Investment Manager"), and Barings LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has entered into an investment management agreement (the "Investment Management Agreement") dated March 1, 2019 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the "Board" , and each Board member individually a "Trustee", and together, the "Trustees") and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser (the "Allocated Portion"), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub- Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the "Custodian"). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on valid instructions of the Sub-Adviser that violate the Sub-Adviser's standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii.	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund's Prospectus and Statement of Additional Information.

The Fund shall promptly furnish the Sub-Adviser with copies of all material amendments of or material supplements to the foregoing, if any.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i.	Sub-Adviser's most recent Form ADV;

ii.	the Sub-Adviser's most recent unaudited balance sheet;

iii.	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund's assets;

iv.	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v.	the Sub-Adviser's proxy voting policies as currently in effect;

vi.	the Sub-Adviser's pricing and valuation procedures as currently in effect;

vii.	any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the "SEC") or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii.	upon request of the Investment Manager or the Fund, complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of any material amendments of or supplements to the Sub-Adviser's pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion consistent with the Fund's Prospectus and Statement of Additional Information to the extent applicable to the Allocated Portion;

c.	take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	upon request of the Investment Manager or the Fund, keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board's ultimate authority and responsibility to determine the valuation of the Fund's assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser's determination of the fair value of all securities and other investments/assets within the Allocated Portion in accordance with the Sub-Adviser's pricing and valuation procedures and provide all reasonably necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub- Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser. For the avoidance of doubt, the Board and the Fund shall be fully responsible for determining the final valuation of the Fund's assets and the Sub-Adviser shall not bear any responsibility for determining or approving the final valuation of any assets of the Fund;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use reasonable efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a-1 under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) information regarding any material violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings related to or arising out of the Sub- Adviser' s services to the Fund, and (iv) upon request, a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1) with respect to the services the Sub-Adviser provides to the Fund;

g.	comply, in all material respects, with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-1, 17a-7, 17e-1, 17j-1, and 23c-3 under the 1940 Act (together, "Fund Procedures"), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach of such Fund Procedures which would be reasonably expected to have a material adverse effect on the Fund or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any material amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

i.	promptly complete and return to the Fund' s Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries reasonably submitted to the Sub- Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

l.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund's administrator, the Custodian and foreign custodians, the Fund's transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; and provide prompt responses to reasonable requests made by such persons; and

m.	upon request, will review the Fund's Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the "SEC Filings")) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the "Marketing Documents" and, collectively with the SEC Filings, the "Disclosure Documents") in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the "Sub-Adviser Disclosure"), such Disclosure Documents, solely with respect to the Sub-Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading, as of the date of such Disclosure Documents. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub-Adviser's review at least once per calendar quarter or more frequently if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub-Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund's Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time ("Governing Documents"); (b) the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) applicable portions of the Fund's compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser's management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties, provided, however the Investment Manager or the Fund promptly provides any such documents and policies to the Sub-Adviser, including any material amendments or supplements thereto. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents , including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors' committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

d.	monitor, supervise and direct the investments of the Allocated Portion and hold or dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund's rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund's policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund' s assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager's discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund's proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote or abstain from voting all proxies With respect to investments of the Fund in accordance with the Sub-Adviser's proxy voting policy as most recently provided to the Investment Manager and the Fund.

The Fund agrees to forward, or cause to be forwarded, in a timely fashion to the Sub-Adviser all proxy solicitation materials that the Fund receives with respect to the Allocated Person.

The Sub-Adviser shall maintain proxy voting policies that it reasonably believes comply with any rules or regulations applicable to the Sub-Adviser, promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser's voting procedures, of the Sub-Adviser's actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). Upon request by the Investment Manager, the Sub-Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any transaction or other event that will result in an assignment of this Agreement within the meaning of the 1940 Act (and the Sub-Adviser shall use commercially reasonable efforts to provide such notification in a manner that allows the Fund to implement an interim agreement with the Sub-Adviser or take similar actions;

d.	Any material changes in senior management or financial condition of the Sub-Adviser's firm;

e.	Any material changes in the employment status of key investment management personnel responsible for the management of the Allocated Portion;

f.	Any material changes in the investment process used to manage the Allocated Portion;

g.	Any modification or other amendment to the Sub-Adviser's valuation procedures;

h.	Any financial condition that is reasonably likely to impair the Sub-Adviser's ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub-Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or key investment management personnel, which violation would adversely affect the business or financial condition of the Sub-Adviser or are reasonably likely to have an adverse effect on the Sub-Adviser's ability to carry out its obligations to the Fund under this Agreement;

k.	Any breach of any material provisions of this Agreement by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

l.	Any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person's ability to perform its obligations under this Agreement;

m.	The commencement of any formal investigation of the Sub-Adviser, any affiliate of the Sub- Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

n.	Any other event that is likely to have a material adverse effect on the Sub-Adviser's ability to perform its obligations under this Agreement.

To the extent legally permitted, the Sub-Adviser shall promptly forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Fund; provided, however, any correspondence not specifically related to the Fund or arising out of the Sub-Adviser's services to the Fund or relating to a routine or sweep examination shall not be required to be provided under this Agreement.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially adversely affect the Fund or the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors, principals, partners, members, managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager's ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub-Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund's registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER.

The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub- Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations, except to the extent that any such violation or breach or would not have a material adverse effect on the Sub-Adviser's ability to fulfill its duties under this Agreement.

e.	The Sub-Adviser agrees to maintain an appropriate amount of errors and omissions insurance coverage and shall provide written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage or (ii) of any material claims made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance to the extent such changes or claims relate to the Fund.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER.

The Investment Manager represents, warrants and agrees that:

a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act.

c.	The Investment Manager is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Investment Manager's ability to perform its obligations under this Agreement.

d.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

e.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

f.	Except as otherwise specified herein, the Investment Manager will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Sub-Adviser.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) is duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite power and authority to enter into and perform its obligations under this Agreement, (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement, (c) is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Fund by applicable law and regulations, (d) so long as the Sub-Adviser provides services to the Fund on the terms set forth herein (as such terms may be further modified from time to time by the mutually agreement of the parties hereto), the provision of services by the Sub-Adviser to the Fund shall comply with all applicable law and regulations, including, but not limited to, the 1940 Act, (e) is registered as an investment company under the 1940 Act and shall maintain such registration with respect to the Fund throughout the term of this Agreement- (f) has adopted and implemented written policies and procedures, as required by Rule 38a- l under the 1940 Act, which are reasonably designed to prevent violations of the Federal securities laws by the Fund, its employees, officers and agents- and (g) has received a copy of the Sub-Adviser's Form ADV (Parts 1 and 2).

The Fund further represents, warrants and agrees that (i) the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party and (ii) this Agreement has been duly approved by the shareholders of the Fund and the Board in accordance with all applicable requirements of the 1940 Act or otherwise in accordance with any applicable exemption from such requirements granted to the Investment Manager, the Fund and their affiliates pursuant to an order issued by the Securities and Exchange Commission.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub- Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser's costs for the Sub-Adviser's in- person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund's shares, including fees and expenses in connection with seeking the Securities and Exchange Commission's approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund, with respect to the Allocated Portion: (i) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (ii) reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) including; (iii) out-of-pocket costs directly relating to investment transactions that are not consummated; (iv) other investment-related expenses, such as, brokerage commissions, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (v) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (vi) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (vii) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (viii) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; and (ix) any fees and expenses in connection with seeking the SEC's approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser's management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets. In the case of a partial month, compensation will be based on the number of days during the month in which the Sub-Adviser provided services to the Fund. The Sub-Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Adviser hereunder or to continue future payments. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to (i) any day that the value of the assets of the Allocated Portion equals zero, (ii) any outstanding commitments or obligations (contractual or otherwise) of the Fund to purchase, fund, or invest in any securities, loans, or investments (including, without limitation, any delayed draw terms loans, revolving commitments, or credit facilities, or any other similar debt commitments or credit facilities), and (iii) any cash, money market funds, or other cash equivalents.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of the Sub-Adviser Disclosure approved by the Sub-Adviser.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund or the Investment Manager, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub-Adviser, or any of their respective affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the "Liability," and collectively, the "Liabilities") that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser's willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors, officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub-Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub-Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person's willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be obligated to perform any service not described in this Agreement. The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser's management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund's or the Investment Manager's request, provided, however, that the Sub- Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its best efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors, partners, members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (ii) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party's Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party's Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party's Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party's proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation; (b) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (c) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (d) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, "Confidential Information" shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser's or its affiliates' other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

Notwithstanding anything else to the contrary herein, the Sub-Adviser shall retain a non- exclusive right to use the investment performance and track record of the Allocated Portion (including in marketing materials) without restriction as to confidentiality, provided that the name of the Fund is not specifically identified without the prior written approval of the Investment Manager and the Fund.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Investment Manager and the Sub-Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund's affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub- Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Cliffwater LLC

Attn: Stephen Nesbitt

4640 Admiralty Way, 11th Floor

Marina del Rey, CA 90292

Facsimile: (310) 448-5001

Telephone: (310) 448-5000

If to the Sub-Adviser:

Barings LLC

Attn: Christopher Defrancis

300 South Tryon Street Suite 2500

Charlotte, NC 28202

Facsimile: N/A

Telephone: 704-805-7200

With a copy to:

________________

Attn: ____________

________________

________________

Facsimile: _______________

Telephone: _______________

If to the Fund:

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the l 940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the l 940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CLIFFWATER LLC

By:
Title:

By:
Title:

By:
Title:

CLIFFWATER CORPORATE LENDING FUND

By:
Title:

EXHIBIT F FORM OF PROPOSED HPS INVESTMENT PARTNERS, LLC INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this [ ] day of [ ], [2021], by and among Cliffwater Corporate Lending Fund, a Delaware statutory trust (the "Fund"), Cliffwater LLC, a Delaware limited liability company (the "Investment Manager"), and [_________], a [_________] (the “sub-Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has entered into an investment management agreement (the "Investment Management Agreement") dated March 1, 2019 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the "Board", and each Board member individually a "Trustee", and together, the "Trustees") and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser (the "Allocated Portion"), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub- Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the "Custodian"). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser that violate the Sub-Adviser's standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii.	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund's Prospectus and Statement of Additional Information.

The Fund shall promptly furnish the Sub-Adviser with copies of all material amendments of or material supplements to the foregoing, if any.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i.	the Sub-Adviser's most recent Form ADV;

ii.	the Sub-Adviser's most recent unaudited balance sheet;

iii.	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund's assets;

iv.	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v.	the Sub-Adviser's proxy voting policies as currently in effect;

vi.	the Sub-Adviser's pricing and valuation procedures as currently in effect;

vii.	any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the "SEC") or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii.	complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all amendments of or supplements to the Sub-Adviser's pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion as set forth in the Fund's Prospectus and Statement of Additional Information;

c.	take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub- Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board's ultimate authority and responsibility to determine the valuation of the Fund's assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser's determination of the fair value of all securities and other investments/assets within the Allocated Portion in accordance with the Sub-Adviser's pricing and valuation procedures and provide all necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub-Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser. For the avoidance of doubt, the Board and the Fund shall be fully responsible for determining the final valuation of the Fund's assets and the Sub-Adviser shall not bear any responsibility for determining or approving the final valuation of any assets of the Fund;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use commercially reasonable efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a-l under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) reports of any violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) a copy of the Sub-Adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (iv) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (v) a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub- Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-l) with respect to the services the Sub-Adviser provides to the Fund;

g.	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules l0f-3, 12d3-l, l 7a-7, l 7e-l, l 7j-l, and 23c-3 under the 1940 Act (together, "Fund Procedures"), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach of such Fund Procedures or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule l7j-l under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule l7j-l, from violating its Code of Ethics;

i.	promptly complete and return to the Fund's Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

l.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund's administrator, the Custodian and foreign custodians, the Fund's transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Investment Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

m.	will review the Fund's Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the "SEC Filings")) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the "Marketing Documents" and, collectively with the SEC Filings, the "Disclosure Documents") in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the "Sub-Adviser Disclosure"), such Disclosure Documents, solely with respect to the Sub- Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub- Adviser's review at least once per calendar quarter or more frequently if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub- Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub- Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund's Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time ("Governing Documents"); (b) the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, in each case to the extent applicable to the Fund, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund's compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub- Adviser's management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors' committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

d.	monitor, supervise and direct the investments of the Allocated Portion and dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund's rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund's policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund's assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager's discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund's proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser's proxy voting policy as most recently provided to the Investment Manager and the Fund. The Sub-Adviser's proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser's voting procedures, of the Sub-Adviser's actual votes , and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). The Sub- Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act;

c.	Any anticipated or otherwise reasonably foreseeable material change in the ownership or any change of control of the Sub-Adviser within a reasonable time prior to such change being effected;

d.	Any material changes in senior management , operations, or financial condition of the Sub-Adviser's firm;

e.	Any material changes in the employment status of key investment management personnel involved in the management of the Fund;

f.	Any material changes in the investment process used to manage the Fund;

g.	Any material modification or other amendment to the Sub-Adviser's valuation procedures;

h.	Any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub-Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or key investment management personnel;

j.	Any material breach of the Sub-Adviser's obligations under Section 4 or 5 hereof by the Sub- Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees, that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement;

k.	Any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the portions of the Sub-Adviser's business applicable to the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person's ability to perform its obligations under this Agreement;

l.	The commencement of any formal investigation of the Sub-Adviser, any affiliate of the Sub- Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

m.	Any other event that is likely to have a material adverse effect on the Sub-Adviser's ability to perform its obligations under this Agreement.

The Sub-Adviser shall promptly forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the services provided by the Sub-Adviser hereunder.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially affect the Fund or the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors , principals, partners, members, managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager's ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub- Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund's registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub-Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

e.	The Sub-Adviser shall procure and maintain insurance coverage, including, but not limited to, general commercial liability and errors & omissions insurance, in an amount not less than its current level of coverage. Any coverage may be provided by any combination of primary and excess insurance policies in the Sub-Adviser's reasonable discretion.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER.

The Investment Manager represents, warrants and agrees that:

a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

c.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party. The Fund represents that the Disclosure Documents (other than the Sub-Adviser Disclosure) when viewed in their entirety contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub- Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser's costs for the Sub-Adviser's in-person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund's shares, including fees and expenses in connection with seeking the Securities and Exchange Commission's approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund with respect to the Allocated Portion: (a) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (b) reasonable legal, accounting, tax, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates); (c) the Fund's allocable share of out-of-pocket costs directly relating to transactions that are not consummated (such share to be allocated based on the Fund's proposed participation in the relevant investment), including costs allocable to a co-investor's proposed participation in the relevant investment or that would have been borne directly or indirectly by a co-investor if such co-investment had been completed (and only for co-investors who have no contractual expense reimbursement arrangement in place); (d) other investment-related expenses, such as, brokerage commissions, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to hedging, leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (e) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (f) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (g) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (h) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; (i) reasonable travel and related expenses incurred in connection with the Fund's investment activities; and (j) any fees and expenses in connection with seeking the SEC's approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser's management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets. In the case of a partial month, compensation will be based on the number of days during the month in which the Sub-Adviser provided services to the Fund. The Sub-Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Adviser hereunder or to continue future payments. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to (i) any day that the value of the assets of the Allocated Portion equals zero, (ii) any outstanding commitments or obligations (contractual or otherwise) of the Fund to purchase, fund, or invest in any securities, loans, or investments (including, without limitation, any delayed draw term loans, revolving commitments, or credit facilities, or any other similar debt commitments or credit facilities), and (iii) any cash, money market funds, or other cash equivalents.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Investment Manager or the Fund and approved by the Sub-Adviser, and only with respect to the Sub-Adviser Disclosure approved by the Sub-Adviser in such Disclosure Documents.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub- Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the "Liability," and collectively, the "Liabilities") that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or are based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser's willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors, officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub- Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub- Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person's willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser's management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub- Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund's or the Investment Manager's request, provided, however, that the Sub- Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors , partners , members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (ii) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party's Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party's Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party's Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party's proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirect ly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (b) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (c) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, "Confidential Information" shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser's or its affiliates' other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Investment Manager and the Sub- Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund's affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub- Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Cliffwater LLC

Attn: Stephen Nesbitt

4640 Admiralty Way, 11th Floor

Marina del Rey, CA 90292

Facsimile: (310) 448-5001

Telephone: (310) 448-5000

If to the Sub-Adviser:

Attn:____________

________________

________________

Facsimile:_________

Telephone:_________

Attn:_____________

_________________

_________________

Facsimile:__________

Telephone:_________

If to the Fund:

Cliffwater Corporate Lending Fund
c/o UMB Fund Services, Inc.

Attn: Regulatory Administration
235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict oflaw or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CLIFFWATER LLC

By:
Title:

By:
Title:

By:
Title:

CLIFFWATER CORPORATE LENDING FUND

By:
Title:

EXHIBIT G FORM OF PROPOSED CRESTLINE MANAGEMENT, L.P. INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this [ ] day of [ ], [2021], by and among Cliffwater Corporate Lending Fund, a Delaware statutory trust (the "Fund"), Cliffwater LLC, a Delaware limited liability company (the "Investment Manager"), and Crestline Management, L.P., a Delaware Limited Partnership (the "Sub-Adviser").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has entered into an investment management agreement (the "Investment Management Agreement") dated March 1, 2019 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the "Board", and each Board member individually a "Trustee", and together, the "Trustees") and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated by the Investment Manager to, and invested and managed by, the Sub-Adviser (the "Allocated Portion"), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT.

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the "Custodian"). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser that violate the Sub-Adviser's standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii.	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund's Prospectus and Statement of Additional Information.

The Fund shall furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing, if any, as soon as reasonably practicable.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i.	Sub-Adviser's most recent Form ADV;

ii.	the Sub-Adviser's most recent unaudited balance sheet;

iii.	separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund's assets;

iv.	the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v.	the Sub-Adviser's proxy voting policies as currently in effect;

vi.	the Sub-Adviser's pricing and valuation procedures as currently in effect;

vii.	any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the "SEC") or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii.	complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all amendments of or supplements to the Sub-Adviser's pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion as set forth in the Fund's Prospectus and Statement of Additional Information;

c.	take whatever steps are reasonably necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub- Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board's ultimate authority and responsibility to determine the valuation of the Fund's assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser's determination of the fair value of all securities and other investments/assets within the Allocated Portion in accordance with the Sub-Adviser's pricing and valuation procedures and provide all necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub-Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser. For the avoidance of doubt, the Board and the Fund shall be fully responsible for determining the final valuation of the Fund's assets and the Sub-Adviser shall not bear any responsibility for determining or approving the final valuation of any assets of the Fund;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use its best efforts to assist the Chief Compliance Officer of the Fund in respect of Rule 38a- l under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) reports of any violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) a copy of the Sub-Adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (iv) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (v) a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub- Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-l) with respect to the services the Sub-Adviser provides to the Fund;

g.	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules l0f-3, 12d3-l, l7a-7, l7e-l, l7j-l, and 23c-3 under the 1940 Act (together, "Fund Procedures"), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach by Sub-Adviser or its personnel of such Fund Procedures or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule l7j-1 under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule 17j-1, from violating its Code of Ethics;

i.	promptly complete and return to the Fund's Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

l.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund's administrator, the Custodian and foreign custodians, the Fund's transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Investment Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

m.	will review the Fund's Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the "SEC Filings")) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the "Marketing Documents" and, collectively with the SEC Filings, the "Disclosure Documents") in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the "Sub-Adviser Disclosure"), such Disclosure Documents, solely with respect to the Sub- Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub- Adviser's review at least once per calendar quarter or more frequently if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub- Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub- Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund's Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time ("Governing Documents"); (b) the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund's compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines and restrictions applicable to the Sub-Adviser's management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors' committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

d.	monitor, supervise and direct the investments of the Allocated Portion and dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund's rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund's policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund's assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager's discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund's proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser's proxy voting policy as most recently provided to the Investment Manager and the Fund.

The Sub-Adviser's proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser's voting procedures, of the Sub-Adviser's actual votes , and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). The Sub- Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act;

c.	Any anticipated or otherwise reasonably foreseeable material change in the ownership or any change of control of the Sub-Adviser within a reasonable time prior to such change being effected;

d.	Any material changes in senior management , operations, or financial condition of the Sub-Adviser;

e.	Any material changes in the employment status of key investment management personnel involved in the management of the Fund;

f.	Any material changes in the investment process used to manage the Allocated Portion;

g.	Any modification or other amendment to the Sub-Adviser's valuation procedures;

h.	Any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub- Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or key investment management personnel;

j.	Any breach of fiduciary duty to the Fund by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

k.	Any breach of any material provisions of this Agreement by the Sub-Adviser, an affiliate of the Sub-Adviser, or any of their respective directors, principals, partners, members, managers, officers, or employees;

l.	Any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, any affiliate of the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person's ability to perform its obligations under this Agreement;

m.	The commencement of any formal investigation of the Sub-Adviser , any affiliate of the Sub- Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

n.	Any other event that is likely to have a material adverse effect on the Sub-Adviser's ability to perform its obligations under this Agreement.

The Sub-Adviser shall immediately forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the Fund.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially affect the Fund or affect the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors, principals, partners, members , managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager's ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub-Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund's registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER.

The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub-Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

e.	The Sub-Adviser agrees to maintain errors and omissions insurance coverage in an amount not less than its current level of coverage and shall provide written notice to the Fund (i) of any material changes in its insurance policies or insurance coverage or (ii) of any material claims made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Fund with any information it may reasonably require concerning the amount of or scope of such insurance.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER. The Investment Manager represents, warrants and agrees that:
a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

c.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party. The Fund represents that the Disclosure Documents (other than the Sub-Adviser Disclosure) when viewed in their entirety contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub- Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser's costs for the Sub-Adviser's in- person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund's shares, including fees and expenses in connection with seeking the Securities and Exchange Commission's approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund with respect to the Allocated Portion: (a) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (b) reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) including; (c) out-of-pocket costs directly relating to investment transactions that are not consummated; (d) other investment-related expenses, such as, brokerage commissions, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (e) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (f) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (g) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (h) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; and (i) any fees and expenses in connection with seeking the SEC's approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser's management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets. In the case of a partial month, compensation will be based on the number of days during the month in which the Sub-Adviser provided services to the Fund. The Sub-Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Adviser hereunder or to continue future payments. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to (i) any day that the value of the assets of the Allocated Portion equals zero, (ii) any unfunded outstanding commitments or obligations (contractual or otherwise) of the Fund to purchase, fund, or invest in any securities, loans, or investments (including, without limitation, any delayed draw terms loans, revolving commitments, or credit facilities, or any other similar debt commitments or credit facilities), and (iii) any cash, money market funds, or other cash equivalents.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to and approved by the Sub-Adviser by the Investment Manager or the Fund, and only with respect to the Sub-Adviser Disclosure approved by the Sub-Adviser in such Disclosure Documents.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub- Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the "Liability," and collectively, the "Liabilities") that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser's willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement, or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors, officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub- Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub- Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person's willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser's management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub- Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund's or the Investment Manager's request, provided, however, that the Sub- Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided herein, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors, partners , members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (ii) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party's Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party's Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party's Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party's proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (b) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (c) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, "Confidential Information" shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser's or its affiliates' other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Investment Manager and the Sub- Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund's affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub- Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Cliffwater LLC

Attn: Stephen Nesbitt

4640 Admiralty Way, 11th Floor

Marina del Rey, CA 90292

Facsimile: (310) 448-5001

Telephone: (310) 448-5000

If to the Sub-Adviser:

Crestline Investors, Inc. 201

Main Street, Suite 1900 Fort

Worth, Texas 76102 Attn:

Jesus H. Payan

Facsimile: ____________

Telephone: (817) 339-7483

With a copy to:

Polsinelli PC

100 S. Fourth Street, Suite 1000

St. Louis, Missouri 63102

Attn: Daniel A. Peterson, Esq.

Facsimile: ____________

Telephone: (314) 622-6130

If to the Fund:

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CLIFFWATER LLC

By:
Title:

By:
Title:

By:
Title:

CLIFFWATER CORPORATE LENDING FUND

By:
Title:

EXHIBIT H FORM OF PROPOSED COMMONWEALTH CREDIT ADVISORS, LLC INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made this [ ] day of [ ], 2021, by and among Cliffwater Corporate Lending Fund, a Delaware statutory trust (the "Fund"), Cliffwater LLC, a Delaware limited liability company (the "Investment Manager"), and Commonwealth Credit Advisors, LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and has entered into an investment management agreement (the "Investment Management Agreement") dated March 1, 2019 with the Fund;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees of the Fund (the "Board", and each Board member individually a "Trustee", and together, the "Trustees") and the Investment Manager desire to retain the Sub-Adviser to render investment advisory and other services to a portion of the assets of the Fund allocated to the Sub-Adviser, in the manner and on the terms hereinafter set forth;

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Investment Manager and the Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Investment Manager, and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF THE SUB-ADVISER.

The Investment Manager hereby appoints the Sub-Adviser to act as an investment adviser for the Fund with respect to the portion of the assets of the Fund allocated to, and invested and managed by, the Sub-Adviser (the "Allocated Portion"), subject to the supervision and oversight of the Investment Manager and the Board, and in accordance with the terms and conditions of this Agreement. The Sub- Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, the Investment Manager and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT .

The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The assets of the Fund will be maintained in the custody of a custodian in accordance with the 1940 Act (who shall be identified by the Investment Manager in writing) (the "Custodian"). The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the Custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser that violate the Sub-Adviser's standard of care in this Agreement.

3.	DELIVERY OF DOCUMENTS.

a.	The Fund has furnished or will furnish to the Sub-Adviser copies of each of the following documents:

i.	the Agreement and Declaration of Trust of the Fund as in effect on the date hereof;

ii.	the By-Laws of the Fund in effect on the date hereof;

iii.	the resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser for the Allocated Portion and approving the form of this Agreement;

iv.	the Code of Ethics (as defined below) of the Fund as currently in effect; and

v.	current copies of the Fund's Prospectus and Statement of Additional Information.

The Fund shall furnish the Sub-Adviser with copies of all material amendments of or material supplements to the foregoing, if any, as soon as reasonably practicable.

b.	The Sub-Adviser has furnished or will furnish the Fund and the Investment Manager with copies of each of the following documents:

i. the Sub-Adviser’s most recent Form ADV;

ii. the Sub-Adviser’s most recent unaudited balance sheet;

iii. separate lists of persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to the Custodian and accounting agent of the Fund’s assets;

iv. the Code of Ethics (defined below) of the Sub-Adviser as currently in effect;

v. the Sub-Adviser’s proxy voting policies as currently in effect;

vi. the Sub-Adviser’s pricing and valuation procedures as currently in effect;

vii. any exemptive order granted to the Sub-Adviser by the Securities and Exchange Commission (the “SEC”) or any other regulatory body that will be relied upon by the Sub-Adviser in connection with its services to the Fund; and

viii. complete and accurate copies of any compliance manuals, trading, commission and other reports, insurance policies, and such other management or operational documents as the Investment Manager may reasonably request in writing (on behalf of itself or the Board) in assessing the Sub-Adviser.

The Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all amendments of or supplements to the Sub-Adviser's pricing and valuation procedures within thirty (30) days of such amendments or supplements becoming effective. With respect to the other documents requested above, the Sub-Adviser shall furnish the Fund and the Investment Manager from time to time with copies of all material amendments of or material supplements to the foregoing, if any, within thirty (30) days of the time such materials became available to the Sub-Adviser.

Additionally, the Sub-Adviser shall provide to the Fund and the Investment Manager such other documents relating to its services under this Agreement as the Fund or the Investment Manager may reasonably request from time to time.

4.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND.

As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Board and the Investment Manager, manage the investment and reinvestment of the Allocated Portion.

As part of the services it will provide hereunder, the Sub-Adviser will:

a.	advise the Investment Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Investment Manager and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

b.	formulate and implement a continuous investment program for the Allocated Portion as set forth in the Fund's Prospectus and Statement of Additional Information;

c.	take whatever steps are necessary to implement the investment program for the Allocated Portion by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Allocated Portion;

d.	keep the Trustees of the Fund and the Investment Manager fully informed in writing on an ongoing basis as agreed by the Investment Manager and the Sub-Adviser as to (i) all material facts concerning the investment and reinvestment of the Allocated Portion and (ii) the Sub- Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Investment Manager or the Trustees of the Fund; and attend meetings with the Investment Manager and/or the Trustees, as reasonably requested, to discuss the foregoing;

e.	subject to the Board's ultimate authority and responsibility to determine the valuation of the Fund's assets and in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide the Sub-Adviser's determination of the fair value of all securities and other investments /assets within the Allocated Portion in accordance with the Sub-Adviser's pricing and valuation procedures and provide all necessary assistance and information to the Investment Manager and the Board to allow the Investment Manager and the Board to oversee and review (i) the valuation methodologies used by the Sub-Adviser and its valuation agents and (ii) the historical accuracy of the valuations determined by the Sub-Adviser. For the avoidance of doubt, the Board and the Fund shall be fully responsible for determining the final valuation of the Fund's assets and the Sub-Adviser shall not bear any responsibility for determining or approving the final valuation of any assets of the Fund;

f.	to the extent reasonably requested by the Fund or the Investment Manager, use commercially reasonable efforts (as customarily provided by a sub-adviser) to assist the Chief Compliance Officer of the Fund in respect of the Fund' s obligations under Rule 38a-l under the 1940 Act including, without limitation, providing the Chief Compliance Officer of the Fund or the Investment Manager with, upon request, (i) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (ii) reports of any violations of the Sub-Adviser's compliance policies and procedures that occurred in connection with the provision of services to the Fund, (iii) a copy of the Sub-Adviser's annual compliance report as required by Rule 206(4)-7 of the Advisers Act, (iv) copies of any correspondence between the Sub-Adviser and a regulatory agency in connection with regulatory examinations or proceedings, and (v) a certificate of the Chief Compliance Officer of the Sub-Adviser to the effect that the policies and procedures of the Sub- Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-l) with respect to the services the Sub-Adviser provides to the Fund (for the avoidance of doubt, the Sub-Adviser is not the compliance agent for the Fund and is not responsible for the Fund's compliance with applicable rules and regulations under the 1940 Act, the Commodity Exchange Act and the Internal Revenue Code of 1986, as amended);

g.	comply with all procedures and policies adopted by the Board in compliance with applicable law, including without limitation, Rules 10f-3, 12d3-l, l7a-7, l7e-l, l7j-l, and 23c-3 under the 1940 Act (together, "Fund Procedures"), provided to the Sub-Adviser by the Investment Manager or the Fund and notify the Investment Manager as soon as reasonably practicable upon (i) detection of any breach of such Fund Procedures or (ii) determination that a Fund Procedure conflicts with a procedure adopted by the Sub-Adviser;

h.	maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule l7j-l under the 1940 Act, a copy of which will be provided to the Investment Manager and the Fund, including any amendments thereto, and institute and enforce procedures reasonably necessary to prevent "access persons," as such term is defined in as such term is defined in Rule l7j-l, from violating its Code of Ethics;

i.	promptly complete and return to the Fund's Chief Compliance Officer, Investment Manager or the Fund any compliance questionnaires or other inquiries submitted to the Sub-Adviser in writing;

j.	furnish to the Trustees such information as may reasonably be requested in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of approving this Agreement, the renewal thereof or any amendment hereto;

k.	maintain all accounts, books and records with respect to the Allocated Portion as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and Advisers Act and the rules thereunder and the Fund Procedures;

1.	cooperate with and provide reasonable assistance to the Investment Manager, the Fund's administrator, the Custodian and foreign custodians, the Fund's transfer agent and pricing agents and all other agents and representatives of the Fund and the Investment Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Investment Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

m.	will review the Fund's Prospectus, Statement of Additional Information, periodic reports to shareholders, reports and schedules filed with the SEC (including any amendment, supplement or sticker to any of the foregoing (together, the "SEC Filings")) and the Sub-Adviser Disclosure (as defined below) in advertising and sales material relating to the Fund (the "Marketing Documents" and, collectively with the SEC Filings, the "Disclosure Documents") in order to ensure that, solely with respect to the disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Allocated Portion and information relating directly or indirectly to the Sub-Adviser (the "Sub-Adviser Disclosure"), such Disclosure Documents, solely with respect to the Sub- Adviser Disclosure, contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund and the Investment Manager shall provide copies of all SEC Filings to the Sub-Adviser at least a reasonable period of time in advance of use. The Fund and the Investment Manager shall provide all Marketing Documents to the Sub-Adviser at least a reasonable period in advance of use for the Sub- Adviser's review at least once per calendar quarter or more frequently if such Marketing Document contains any changes to the Sub-Adviser Disclosure from a version that the Sub- Adviser had previously reviewed and approved. The Fund and the Investment Manager agree to amend the Sub-Adviser Disclosure at other times upon the reasonable request of the Sub-Adviser.

On occasions when the Sub-Adviser deems the purchase of a security to be in accordance with the investment policies, guidelines, criteria and restrictions applicable to the Sub-Adviser's management of the Allocated Portion, as provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, and otherwise in the best interest of the Fund as well as other clients of the Sub-Adviser and when permitted by applicable law, allocation of the securities so purchased, as well as the expenses incurred in the transaction , will be made by the Sub-Adviser in a manner which the Sub-Adviser considers to be fair and equitable, consistent with its fiduciary obligations to the Fund and to its other clients over time and consistent with applicable law. The Investment Manager agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund. The Investment Manager also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (a) the Fund's Agreement and Declaration of Trust, By-Laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time ("Governing Documents"); (b) the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time and provided to the Sub-Adviser; (c) the 1940 Act and the Advisers Act and the rules under each, in each case to the extent applicable to the Fund, and all other federal and state laws or regulations and/or self-regulatory organization regulations applicable to the Fund, including, but not limited to, the Commodity Exchange Act, the rules of the National Futures Association, and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended; (d) the Fund's compliance manual and other policies and procedures adopted from time to time by the Board and provided to the Sub-Adviser; and (e) written copies of other investment policies, guidelines, criteria and restrictions applicable to the Sub-Adviser's management of the Allocated Portion provided to the Sub-Adviser by the Investment Manager or the Fund from time to time, which shall become effective at such time as agreed upon by both parties. Subject to the foregoing, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets of the Allocated Portion. Without limiting the foregoing powers, the Sub-Adviser shall have all specific rights and power to do the following on behalf of the Allocated Portion:

a.	acquire, hold, manage, vote, own and dispose of loans, equity securities and any other assets held by the Allocated Portion;

b.	review, select, analyze, structure, negotiate and close investment transactions and their related agreements, instruments and other documents, and in connection with such investment transactions, enter into, execute, assist in the preparation of, deliver and consummate all agreements, instruments and other documents, including credit agreements, collateral agreements, security agreements, and other similar agreements;

c.	provide service on committees of, and in other capacities with, issuers of and obligors on investments and other assets of the Allocated Portion (including on creditors' committees), vote with respect to investments and other assets of the Allocated Portion whether in person, by proxy, consent or otherwise, sell short investments and cover such sales;

d.	monitor, supervise and direct the investments of the Allocated Portion and dispose of them in such manner and at such times as the Sub-Adviser determines;

e.	initiate, participate in and settle judicial, arbitration, administrative or similar proceedings to protect the assets of the Allocated Portion, enforce the Fund's rights or otherwise defend the interests of the Fund with respect to the Allocated Portion;

f.	cooperate with persons or entities engaged by the Fund to render services to the Fund, including without limitation, attorneys, accountants, custodians, investment brokers or finders, investment bankers, appraisers, loan servicers, and business advisors;

g.	employ techniques to hedge portfolio risk (but not for speculative purposes) including, without limitation, through the use of options, forward and futures contracts and other instruments (relating to securities, currencies or other assets);

h.	take whatever steps are required by governmental authorities having jurisdiction over the Fund or its assets; and

i.	take such other actions as may be necessary or advisable in connection with the foregoing.

Without limiting the foregoing powers, the Sub-Adviser, by delegation from the Investment Manager, shall also have specific rights and power to do the following on behalf of the Fund, subject to the approval of the Board to the extent required by the 1940 Act and/or the Fund's policies and procedures:

j.	obtain financing, borrow money, incur indebtedness, issue guarantees, mortgage, pledge, loan, impose liens upon and grant security interests in all or any part of the Fund's assets; execute promissory notes, loan, pledge or security agreements, or other agreements, documents and instruments in connection therewith.

5.	PROXY VOTING.

The Investment Manager hereby delegates to the Sub-Adviser the Investment Manager's discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund, provided however, that the Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund's proxy voting policies. Absent specific instructions to the contrary provided to it by the Investment Manager or the Fund, and subject to its receipt of all necessary voting materials, the Sub-Adviser shall vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser's proxy voting policy as most recently provided to the Investment Manager and the Fund.

The Sub-Adviser's proxy voting policies shall comply with any rules or regulations promulgated by the SEC.

The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser's voting procedures, of the Sub-Adviser's actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC. The Sub-Adviser shall supply updates of this record to the Investment Manager or any authorized representative of the Investment Manager, or to the Fund on a quarterly basis (or more frequently, upon the reasonable request of the Investment Manager). The Sub- Adviser shall provide the Investment Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion.

6.	NOTIFICATION.

The Sub-Adviser agrees that it will provide prompt notice to the Investment Manager and the Fund about developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that would materially affect the Fund or the ability of the Sub-Adviser to perform its obligations under this Agreement. Without limiting the foregoing, the Sub-Adviser agrees to provide the Investment Manager and the Fund with prompt written notification of:

a.	The occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise;

b.	Any proposed transaction or other event that could reasonably be expected to result in an assignment of this Agreement within the meaning of the 1940 Act;

c.	Any anticipated or otherwise reasonably foreseeable material change in the ownership or any change of control of the Sub-Adviser within a reasonable time prior to such change being effected;

d.	Any material changes in senior management, operations, or financial condition of the Sub-Adviser's firm;

e.	Any material changes in the employment status of key investment management personnel involved in the management of the Fund;

f.	Any material changes in the investment process used to manage the Fund;

g.	Any material modification or other amendment to the Sub-Adviser's valuation procedures;

h.	Any financial condition that is likely to materially impair the Sub-Adviser's ability to fulfill its obligations under this Agreement, including, without limitation, the bankruptcy or insolvency of the Sub-Adviser;

i.	Any material violation of applicable law (including a felony conviction or U.S. federal or state securities law indictment or conviction) by the Sub-Adviser, an affiliate of the Sub-Adviser that employs similar direct lending strategies as the Sub-Adviser, or any of their directors, principals, partners, members, managers, officers, or key investment management personnel;

j.	Any breach of any material provision of this Agreement by the Sub-Adviser;

k.	Any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, in which the Sub-Adviser, an affiliate of the Sub-Adviser that employs similar direct lending strategies as the Sub-Adviser, and/or any key personnel of the Sub-Adviser are named parties if such lawsuit or legal proceeding (i) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (ii) is reasonably likely to have a material adverse effect on such person's ability to perform its obligations under this Agreement;

1.	The commencement of any fonnal investigation of the Sub-Adviser, an affiliate of the Sub- Adviser that employs similar direct lending strategies as the Sub-Adviser, and/or any key personnel of the Sub-Adviser by the SEC or any other regulatory authority or administrative body that involves an allegation of a material violation of law by any such person and the outcome, when resolved, of any such investigation; or

m.	Any other event that is likely to have a material adverse effect on the Sub-Adviser's ability to perform its obligations under this Agreement.

The Sub-Adviser shall promptly forward, upon receipt, to the Investment Manager any correspondence (or portion of such correspondence) from the SEC or other regulatory authority that relates to the services provided by the Sub-Adviser hereunder.

The Investment Manager agrees that it will provide prompt notice to the Sub-Adviser about developments relating to the Fund of which Investment Manager has knowledge that would materially affect the Fund or the ability of the Investment Manager to perform its obligations under this Agreement or the Investment Management Agreement. Without limiting the foregoing, the Investment Manager agrees to provide the Sub-Adviser with prompt written notification of: (i) any breach of any material provision of this Agreement or the Investment Management Agreement by the Investment Manager, an affiliate of the Investment Manager, or any of their respective directors, principals, partners, members, managers, officers, or employees; (ii) the occurrence of any event that would disqualify the Investment Manager from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise; (iii) any action, suit, proceeding, or investigation, at law or in equity, before or by any court, public board or body in which the Investment Manager, any affiliate of the Investment Manager, and/or any key personnel of the Investment Manager are named parties if such lawsuit or legal proceeding (A) involves the affairs of the Fund (provided, however, that routine regulatory examinations shall not be required to be reported by this provision) or (B) is reasonably likely to have a material adverse effect on the Investment Manager's ability to perform its obligations under this Agreement or the Investment Management Agreement; (iv) any imminent change in control (as such term is defined in the 1940 Act) of the Investment Manager; and (v) any imminent transaction or other event that could reasonably be expected to result in an assignment of this Agreement or the Investment Management Agreement within the meaning of the 1940 Act. The Investment Manager further agrees to notify the Sub- Adviser promptly if it becomes aware that any statement regarding the Investment Manager or the Fund contained in the Fund's registration statement, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

7.	CONSULTATION WITH OTHER SUB-ADVISERS.

In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Fund or a sub-adviser to a portfolio that is under common control with the Fund concerning transactions for the Fund, except as permitted by the Fund Procedures. The Sub-Adviser shall not provide investment advice to any assets of the Fund other than the Allocated Portion.

8.	REPRESENTATIONS OF THE SUB-ADVISER.

The Sub-Adviser represents, warrants and agrees that:

a.	The Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Sub-Adviser (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its affiliates are a party.

c.	Neither the Sub-Adviser nor any "affiliated person" of it, as such term is defined in Section 2(a)(3) of the 1940 Act, is subject to any disqualification that would make it unable to serve as an investment adviser to a registered investment company under Section 9 of the 1940 Act. The Sub- Adviser (i) is not otherwise prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement and (ii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements or the applicable requirements of any regulatory or industry self-regulatory agency (including any licensing or registration requirements), necessary to be met in order to perform the services contemplated by this Agreement.

d.	The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

e.	The Sub-Adviser shall procure and maintain insurance coverage, including, but not limited to, general commercial liability and errors & omissions insurance, in an amount not less than its current level of coverage. Any coverage may be provided by any combination of primary and excess insurance policies in the Sub-Adviser's reasonable discretion.

f.	Except as otherwise specified herein, the Sub-Adviser will not delegate any obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of the Fund and the Investment Manager.

9.	REPRESENTATIONS OF THE INVESTMENT MANAGER.

The Investment Manager represents, warrants and agrees that:

a.	The Investment Manager is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect.

b.	The Investment Manager (i) has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) has taken all necessary corporate action to authorize its execution, delivery, and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its affiliates are a party.

c.	The Investment Manager has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

10.	REPRESENTATIONS OF THE FUND.

The Fund represents, warrants and agrees that it (a) has all requisite power and authority to enter into and perform its obligations under this Agreement and (b) has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Fund or any of its affiliates are a party. The Fund represents that the Disclosure Documents (other than the Sub-Adviser Disclosure) when viewed in their entirety contain no untrue statements of material fact and do not omit any statement of material fact required to be stated therein or necessary to make, in light of the circumstances under which they are made, the statements therein not misleading. The Fund represents that it shall maintain insurance coverage customarily required by other similarly situated funds.

11.	EXPENSES AND COMPENSATION OF THE SUB-ADVISER.

The Sub-Adviser, at its expense, shall furnish: (a) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel (including employees that monitor and value the Allocated Portion) required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (b) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser's duties under this Agreement. In addition, with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) the reasonable costs of any special Board meeting or shareholder meeting specifically requested by, and convened for the primary benefit of, the Sub-Adviser (which, for the avoidance of doubt, does not include any Board meeting or any shareholder meeting convened to consider the initial appointment of Sub-Adviser or the renewal of this Agreement in the ordinary course), or, if such special Board meeting or shareholder meeting includes one or more agenda or discussion items that are not for the primary benefit of the Sub-Adviser, then the Sub-Adviser will be responsible for only its pro-rata share of such costs as determined in good faith by the Sub-Adviser and the Fund; (ii) the Sub-Adviser's costs for the Sub-Adviser's in person attendance at one Fund Board meeting each year, the date of such Board meeting to be agreed to by the Investment Manager, the Sub-Adviser and the Fund; and (iii) subject to Section 13 (including the exculpation provisions therein), reasonable expenses incurred by the Fund in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Fund but resulting from the actions or omissions of the Sub-Adviser to which neither the Fund nor the Investment Manager is a party.

Except to the extent contemplated by this Agreement, the Sub-Adviser will not be responsible for any costs, expenses, liabilities or losses of the Fund, including the fees paid to the Sub-Adviser as set forth below or to any other sub-adviser of the Fund and all fees and expenses incurred by the Fund in connection with its organization and the offering of the Fund's shares, including fees and expenses in connection with seeking the Securities and Exchange Commission's approval of any exemptive relief contemplated in connection with the establishment or operations of the Fund.

In addition, the Sub-Adviser shall not be responsible for any costs or reasonable out-of-pocket expenses directly arising out of the following investment related operations of the Fund with respect to the Allocated Portion: (a) reasonable research and due diligence expenses relating to the selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts directly related to the Allocated Portion); (b) reasonable legal, accounting, tax, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, monitoring and or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non- affiliates) including; (c) the Fund's allocable share of out-of-pocket costs directly relating to transactions that are not consummated, including costs allocable to a co-investor's proposed participation in the relevant investment or that would have been borne directly or indirectly by a co-investor if such co-investment had been completed (and only for co-investors who have no contractual expense reimbursement arrangement in place); (d) other investment-related expenses, such as, brokerage commissions, finders' fees, custody fees, interest, administrative, servicing and other similar fees and expenses, and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments or any expenses relating to leverage or indebtedness of the Allocated Portion (including any interest thereon) including investment-related software and databases relating thereto; (e) reasonable litigation costs and expenses, judgments and settlements directly related to the preservation of the value of the investment; (f) all taxes, fees or other governmental charges required to be paid or withheld with respect to assets of the Allocated Portion; (g) reasonable expenses incurred by the Sub-Adviser in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; (h) ad hoc expenses directly related to the Allocated Portion incurred at the specific request of the Investment Manager or Board of Trustees; (i) reasonable travel and related expenses incurred in connection with the Fund's investment activities; and (j) any fees and expenses in connection with seeking the SEC's approval of any exemptive relief (or amending existing exemptive relief) contemplated in connection with the Sub-Adviser's management of the Allocated Portion.

Subject to Section 13 (including the exculpation provisions therein), the Fund shall pay reasonable expenses incurred by the Sub-Adviser, as such expenses are incurred, in responding to a legal, administrative, judicial or regulatory action, claim, or suit unrelated to the Sub-Adviser but resulting from the actions or omissions of the Fund or the Investment Manager, to which the Sub-Adviser is not a party.

The Fund shall pay all costs, fees and expenses incurred on behalf of the Fund in connection with the termination of this Agreement, including any related legal and accounting fees and expenses.

For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Sub-Adviser compensation at an annual rate of one percent (1.00%), accrued daily and payable monthly in arrears by the 10th business day of the succeeding month based upon the value of the Allocated Portion's average daily assets. In the case of a partial month, compensation will be based on the number of days during the month in which the Sub-Adviser provided services to the Fund. The Sub-Adviser may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Sub-Adviser hereunder or to continue future payments. For the avoidance of doubt, notwithstanding the fact that the Agreement has not been terminated, no fee will be accrued under this Agreement with respect to (i) any day that the value of the assets of the Allocated Portion equals zero, (ii) any outstanding unfunded commitments or obligations (contractual or otherwise) of the Fund to purchase, fund, or invest in any securities, loans or investments (including, without limitation, any delayed draw term loans, revolving commitments, or credit facilities, or any other similar debt unfunded commitments, or credit facilities) and (iii) any cash, money market funds, or other cash equivalents.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

12.	STATUS OF SUB-ADVISER.

The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

13.	LIMITATION OF LIABILITY; STANDARD OF CARE; AND INDEMNIFICATION OF SUB-ADVISER.

The Sub-Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) only of Disclosure Documents furnished to the Sub-Adviser by the Investment Manager or the Fund and approved by the Sub-Adviser, and only with respect to the Sub-Adviser Disclosure approved by the Sub-Adviser in such Disclosure Documents.

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Sub-Adviser and any partner, member, manager, director, officer or employee of the Sub- Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, shall not be subject to liability to the Fund, the Investment Manager or otherwise under this Agreement for any act or omission in the course of, or connected with, rendering services hereunder or for any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the "Liability," and collectively, the "Liabilities") that may be sustained in the purchase, holding or sale of any security, investment or other assets by the Fund, including, without limitation, for any error of judgment, for any mistake oflaw, for any act or omission by the Sub-Adviser or any affiliate of the Sub-Adviser or by the Investment Manager or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Sub-Adviser shall indemnify, to the fullest extent permitted by law, the Fund, the Investment Manager, and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any Liabilities to which the person may be liable that (i) arises out of or are based upon any untrue statement of a material fact contained in any Disclosure Document or the omission from a Disclosure Document of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case solely with respect to the Sub-Adviser Disclosure; or (ii) results from the Sub-Adviser's willful misfeasance or gross negligence in connection with the performance of the Sub-Adviser's obligations under this Agreement , or from the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement.

In the absence of its own willful misfeasance, gross negligence or reckless disregard of the obligations hereunder on the part of the Investment Manager or the Fund, as applicable, the Investment Manager, the Fund, and their respective partners, members, managers, directors , officers and employees, and their respective affiliates, executors, heirs, assigns, successors and other legal representatives shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, for any act or omission by the Investment Manager, the Fund, the Sub-Adviser or any affiliate of the Sub- Adviser, or any other sub-adviser of the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

The Investment Manager shall indemnify, to the fullest extent permitted by law, the Sub- Adviser, or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any Liability to which the person may be liable, that arises or results from this Agreement or the performance of any services under this Agreement, so long as such Liabilities did not arise primarily from such person's willful misfeasance, gross negligence or reckless disregard of its obligations and duties under this Agreement. The rights of indemnification provided under this Section 13 shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 13 to the fullest extent permitted by law. This indemnification obligation shall survive the termination of this Agreement. Subject to its fiduciary duties to the Fund, the Investment Manager shall use its best efforts to pursue any indemnity claims against the Fund that the Investment Manager has (and any applicable insurance provided by the Fund and Investment Manager) in connection with the payment of the foregoing indemnification.

The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved or that Sub-Adviser's management of the Allocated Portion will be successful. The Fund and Investment Manager understand that investment decisions made for the Allocated Portion by the Sub- Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

14.	PERMISSIBLE INTERESTS.

Trustees, agents, and interest holders of the Fund are or may be interested in the Sub-Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Sub-Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise.

15.	BOOKS AND RECORDS.

In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records in the event of termination of this Agreement or upon the Fund' s or the Investment Manager's request, provided, however, that the Sub- Adviser may retain copies of any records to the extent required for it to comply with applicable laws. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Sub-Adviser has no responsibility for the maintenance of the records of the Fund, except as otherwise provided here in, required by applicable law or regulation or as may be necessary for the Sub-Adviser to supply to the Investment Manager, the Fund, or its Board the information required to be supplied under this Agreement.

16.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES.

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Fund, the Sub-Adviser agrees to use its commercially reasonable efforts to assist the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Sub-Adviser agrees to inform the Fund of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

17.	COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS.

The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

18.	NONPUBLIC PERSONAL INFORMATION; CONFIDENTIALITY.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its affiliates and their respective officers, directors, partners, members, and employees (a) to treat confidentially and as proprietary information of the Fund (i) all records and other information relative to the Fund' s prior, present, or potential shareholders (and clients of said shareholders) and (ii) any "Non-public Personal Information," as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (b) except after prior notification to and approval in writing by the Fund, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Fund and communicated in writing to the Sub-Adviser.

Each party to this Agreement shall keep confidential all Confidential Information (defined below) concerning the other parties and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, unless the non-disclosing parties have authorized such disclosure or if such disclosure is compelled by subpoena or is expressly required or requested by applicable federal or state laws, regulations, or regulatory authorities. A receiving party may disclose or disseminate the disclosing party's Confidential Information to its officers, directors, partners, members, employees and agents that have a legitimate need to know such Confidential Information in order to assist the receiving party in performing its obligations under this Agreement. The receiving party shall advise all such foregoing persons of the receiving party's obligations of confidentiality and non-use under this Agreement, and the receiving party shall be responsible for ensuring compliance by such persons with such obligations.

Each party shall take commercially reasonable steps to prevent unauthorized access to each other party's Confidential Information. In addition, each party shall promptly notify the other parties in writing upon learning of any unauthorized disclosure or use of another party's Confidential Information by such party or its agents.

The term "Confidential Information," as used herein, means any of a party's proprietary or confidential information including, without limitation, any Non-public Personal Information of such party, its affiliates, their respective clients or suppliers, or other persons with whom they do business, that is disclosed, directly or indirectly, to the other party by or on behalf of the disclosing party, whether in writing, orally or by other means and whether or not such information is marked as confidential. Confidential Information shall not include information that was (a) rightfully acquired by such receiving party from third parties whom such receiving party reasonably believes are not under an obligation of confidentiality to the other party to which the Confidential Information relates; (b) placed in public domain prior to or after the date of this Agreement without a violation of this Agreement by such receiving party or its affiliates; or (c) independently developed by such receiving party without reference or reliance upon the nonpublic information. In addition, with respect to the Sub-Adviser and the Investment Manager only, "Confidential Information" shall not include any information that had been or will be provided by the Sub-Adviser or its affiliates to the Investment Manager that is not specifically related to the purpose of this Agreement or the Fund, including without limitation, any information provided in connection with the Sub-Adviser's or its affiliates' other funds, accounts or products.

Each party acknowledges and agrees that due to the unique nature of Confidential Information there can be no adequate remedy at law for any breach of its obligations under this Section 18, that any such breach or threatened breach may allow a party or third parties to unfairly compete with the other party resulting in irreparable harm to such party, and therefore, that upon any such breach or any threat thereof, each party will be entitled to appropriate temporary (until the matter may be resolved) equitable and injunctive relief from a court of competent jurisdiction without the necessity of proving actual loss.

The provisions of this Section 18 shall survive any termination of this Agreement.

19.	DURATION OF AGREEMENT.

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (a) by a vote of a majority of those Trustees of the Fund who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Fund's outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

20.	TERMINATION OF AGREEMENT.

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Investment Manager and the Sub- Adviser, or by the Investment Manager or the Sub-Adviser on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (a) in the event of its assignment (as defined in the 1940 Act), or (b) in the event the Investment Management Agreement between the Investment Manager and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund's affairs.

21.	ASSIGNMENT.

Any assignment (as that term is defined in the 1940 Act) of this Agreement made by the Sub- Adviser shall result in the automatic termination of this Agreement, as provided in Section 20 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

22.	NOTICE.

Any notice required or permitted to be given by any party to another shall be deemed sufficient if given in person or sent by delivery service or registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

If to the Investment Manager:

Cliffwater LLC

Attn: Stephen Nesbitt

4640 Admiralty Way, 11th Floor

Marina del Rey, CA 90292

Facsimile: (310) 448-5001

Telephone: (310) 448-5000

If to the Sub-Adviser:

Commonwealth Credit Advisors, LLC Attn:

Cecilio Rodriguez

525 Okeechobee Blvd., Suite 1050

West Palm Beach, FL 33401

Facsimile: (561) 727-2118

Telephone: (561) 727-2010

With a copy to:

Comvest Partners

Attn: Michael Altschuler

525 Okeechobee Blvd., Suite 1050

West Palm Beach, FL 33401

Facsimile: (561) 727-2100

Telephone: (561) 727-2060

If to the Fund:

Cliffwater Corporate Lending Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: (414) 271-9717

Telephone: (414) 299-2000

23.	SEVERABILITY AND ENTIRE AGREEMENT.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter.

24.	GOVERNING LAW.

This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

25.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

26.	COUNTERPARTS.

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by electronic transmission (which shall include facsimile or email) and shall be binding upon the parties so transmitting their signatures.

27.	HEADINGS.

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

28.	INTERPRETATION.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a tenn or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

29.	NO THIRD PARTY BENEFICIARIES.

The parties hereto acknowledge and agree that this Agreement is intended solely for the benefit of the parties hereto and any natural person or entity obtaining rights hereunder as an indemnitee and that there shall be no third party beneficiaries to this Agreement, either express or implied.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective as of the day and year first written above.

CLIFFWATER LLC

By:
Title:

COMMONWEALTH CREDIT ADVISORS, LLC

By:
Title:

By:
Title:

CLIFFWATER CORPORATE LENDING FUND

By:
Title:

EXHIBIT I

PRO FORMA EXPENSES

Set forth below is a table that describe the fees and expenses paid in connection with each class of shares of the Fund shown, for the fiscal year ended December 31, 2020, (1) under the existing investment advisory and sub-advisory agreements (actual fees and expenses), (2) pro forma as if a New Sub-Advisory Agreement had been in effect for the entire fiscal year and (3) pro forma as if all the New Sub-Advisory Agreements had been in effect for the entire fiscal year.

Shareholder Transaction Fees:	Class I (Actual)	Class I (Pro Forma)*	Class I (Pro Forma - All)	Class A (Actual)	Class A (Pro Forma)*	Class A (Pro Forma- All)
Maximum Sales Charge (Load) (as a percentage of subscription amount) (1)	0.00%	0.00%	0.00%	5.00%	5.00%	5.00%
Annual Expenses (as a percentage of net assets attributable to Shares) (2)
Management Fees(3)	1.17%	1.22%	1.37%	1.17%	1.22%	1.37%
Distribution and Servicing Fee(4)	0.00%	0.00%	0.00%	0.75%	0.75%	0.75%
Fees and Interest Payments on Borrowed Funds(5)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses(5)	0.50%	0.45%	0.30%	0.50%	0.45%	0.30%
Other Expenses(5)	0.58%	0.58%	0.58%	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses(6)	2.86%	2.86%	2.86%	3.61%	3.61%	3.61%

*	The pro forma shown in this column applies to each of the New Sub-Advisory Agreements as each Sub-Adviser will be allocated an equal amount of the Fund’s assets to manage. It is currently expected that each Sub-Adviser will be allocated 5% of the Fund’s assets, which is subject to change at the discretion of the Investment Manager.

(1) Investors in Class A Shares may be charged a sales charge of up to 5.00% of the subscription amount.

(2) This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value. This table assumes estimated average net assets of approximately $401.7 million.

(3) Management Fees include the Investment Management Fee paid to the Investment Manager at an annual rate of 1.00% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. Management Fees also include portfolio management fees of the Sub-Advisers. The fees the Sub-Advisers charge the Fund are based on the Sub-Adviser’s sub-advisory agreement. The portfolio management fees paid to a Sub-Adviser will range from 0.65% to 1.00% of Fund’s assets managed by such Sub-Adviser. The Investment Management Fee paid to the Investment Manager and the portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(4) The Fund has been granted exemptive relief by the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class A Shares. Investors will pay a Distribution and Servicing Fee of up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A Shares, which, pursuant to the conditions of the Fund’s exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution and Servicing Fee.

 I-1

(5) Fees and Interest Payments on Borrowed Funds, “Other Expenses”, and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(6) There are no Class A shares outstanding as of March 16, 2021.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (in the example). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares. The following example applies to each of the New Sub-Advisory Agreements as each Sub-Adviser will be allocated an equal amount of the Fund’s assets to manage.

Share Class	1 year	3 years	5 years	10 years
Class I (Actual)	$29	$89	$151	$319
Class I (Pro Forma)	$29	$89	$151	$319
Class I (Pro Forma - All)	$29	$89	$151	$319
Class A (Actual)	$85	$155	$228	$418
Class A (Pro Forma)	$85	$155	$228	$418
Class A (Pro Forma - All)	$85	$155	$228	$418

The example is based on the annual fees and expenses of Class I Shares and Class A Shares set out in the tables above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

 I-2

EXHIBIT J

5% or Greater Ownership of Class I ShARES

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of the Fund’s Class I shares as of February 24, 2021. There were no Class A shares outstanding as of February 24, 2021. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	Charles Schwab & Co. Inc. 211 Main street San Francisco, CA 94105	42,750,611.74	43.61%

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

J-1

PROXY PROXY

CLIFFWATER CORPORATE LENDING FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Lance Johnson and Ann Maurer, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Cliffwater Corporate Lending Fund (the "Fund") to be held at the offices of Cliffwater LLC, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292, on May 6, 2021 at 10 a.m., Pacific time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership name by authorized person.

____
Signature(s) (Title(s), if applicable)

____

____

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 259-6290** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST)

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CLIFFWATER2021 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on May 6, 2021

THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL BELOW

1. To elect four nominees to serve on the Board of Trustees of the Trust:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and mark the box next to each nominee you wish to withhold.

☐ **FOR ALL NOMINEES** ☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES** **FOR ALL EXCEPT**

☐ Paul S. Atkins
☐ Dominic Garcia
☐ Paul J. Williams
☐ Stephen L. Nesbitt

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CLIFFWATER

PROXY PROXY

CLIFFWATER CORPORATE LENDING FUND

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Lance Johnson and Ann Maurer, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Cliffwater Corporate Lending Fund (the "Fund") to be held at the offices of Cliffwater LLC, 4640 Admiralty Way, 11th Floor, Marina del Rey, California 90292, on May 6, 2021 at 10:30 a.m., Pacific time, and at any and all adjournments or postponement(s) thereof all shares of beneficial interest of the Fund, on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #:

SHARES:

Note: Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If signing for a partnership or LLC, please sign in partnership name by authorized person.

____
Signature(s) (Title(s), if applicable)

____

____

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. **By Phone:** Call Okapi Partners toll-free at: **(877) 259-6290** to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 9:00 PM (EST)

OR

2. **By Internet:** Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/CLIFFWATER2021 and follow the simple on-screen instructions.

OR

3. **By Mail:** Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on May 6, 2021

THE BOARD RECOMMENDS A VOTE "FOR" ALL PROPOSALS BELOW

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement among the Fund, Cliffwater and Crescent, as a result of the change of control that automatically terminated the existing sub-advisory agreement;	☐	☐	☐
2.	To approve a new sub-advisory agreement among the Fund, Cliffwater and Barings, LLC;	☐	☐	☐
3.	To approve a new sub-advisory agreement among the Fund, Cliffwater and HPS Investment Partners, LLC;	☐	☐	☐
4.	To approve a new sub-advisory agreement among the Fund, Cliffwater and Crestline Management, L.P.;	☐	☐	☐
5.	To approve a new sub-advisory agreement among the Fund, Cliffwater and Commonwealth Credit Advisors, LLC	☐	☐	☐

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2021

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/CLIFFWATER